CENTEX
                                  HOME EQUITY


                           BANC OF AMERICA SECURITIES

-------------------------------------------------------------------------------


RMBS NEW ISSUE TERM SHEET

CENTEX HOME EQUITY LOAN TRUST 2002-B
$423,000,000 (APPROXIMATE)

HOME EQUITY LOAN ASSET-BACKED CERTIFICATES,
CLASSES:    AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, MF-1, MF-2, BF,
            A-IO, AV, MV-1, MV-2 AND BV

CENTEX HOME EQUITY COMPANY, LLC
ORIGINATOR AND SERVICER

CHEC FUNDING, LLC
DEPOSITOR



MARCH 12, 2002



BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        CENTEX HOME EQUITY LOAN TRUST 2002-B, $423,000,000 (APPROXIMATE),
      ASSET BACKED CERTIFICATES CLASSES AF-1, AF-2, AF-3, AF-4, AF-5, AF-6,
                   MF-1, MF-2, BF, A-IO, AV, MV-1, MV-2 AND BV
--------------------------------------------------------------------------------


                                           OFFERED GROUP I CERTIFICATES (FIXED RATE)


              APPROX.                                           ESTITMATED PRIN.   FINAL SCHEDULED        EXPECTED
CLASS(2)     SIZE (1)      BOND TYPE    ESTIMATED WAL (YRS)       WINDOW (MOS)     DISTRIBUTION DATE      RATINGS

                                        20% CALL  MATURITY   20% CALL  MATURITY                       (MOODY'S/S&P/FITCH)
----------------------------------------------------------------------------------------------------------------------------
AF-1         54,800,000    Sequential     0.91      0.91        19         19      February 25, 2016     Aaa/AAA/AAA
AF-2         31,000,000    Sequential     2.01      2.01        12         12        May 25, 2020        Aaa/AAA/AAA
AF-3         25,000,000    Sequential     3.02      3.02        16         16        June 25 2026        Aaa/AAA/AAA
AF-4         31,800,000    Sequential     4.97      5.65        21         57        May 25, 2031        Aaa/AAA/AAA
AF-5          5,000,000    Sequential     5.43      8.89         1         12       April 25, 2032       Aaa/AAA/AAA
AF-6         16,317,000       NAS         5.11      6.19        29         74       April 25, 2032       Aaa/AAA/AAA
MF-1         10,423,000    Mezzanine      4.73      6.53        29         87       April 25, 2032        Aa2/AA/AA
MF-2          9,000,000    Mezzanine      4.73      6.92        29        100       April 25, 2032          A2/A/A
BF            6,160,000   Subordinate     4.73      7.27        29        110       April 25, 2032       Baa2/BBB/BBB
--------------------------------------------------------------------------------------------------------------------------



                                               OFFERED GROUP II CERTIFICATES (FLOATING RATE)

              APPROX.                                           ESTITMATED PRIN.   FINAL SCHEDULED        EXPECTED
CLASS(3)     SIZE (1)      BOND TYPE    ESTIMATED WAL (YRS)       WINDOW (MOS)     DISTRIBUTION DATE      RATINGS

                                        20% CALL  MATURITY   20% CALL  MATURITY                       (MOODY'S/S&P/FITCH)
----------------------------------------------------------------------------------------------------------------------------
AV          191,470,000   Pass-Through    2.07      2.21         65        93       April 25, 2032       Aaa/AAA/AAA
MV-1         17,512,000    Mezzanine      4.45      5.21         25        61       April 25, 2032        Aa2/AA/AA
MV-2         12,843,000    Mezzanine      4.34      5.31         27        72       April 25, 2032          A2/A/A
BV           11,675,000   Subordinate     4.29      5.44         29        83       April 25, 2032       Baa2/BBB/BBB
----------------------------------------------------------------------------------------------------------------------------



                                               OFFERED CLASS A-IO CERTIFICATES

              APPROX.                                           ESTITMATED PRIN.   FINAL SCHEDULED        EXPECTED
CLASS        SIZE (1)      BOND TYPE    GROUP COMPONENTS          WINDOW (MOS)     DISTRIBUTION DATE      RATINGS

                                                             20% CALL  MATURITY                       (MOODY'S/S&P/FITCH)
----------------------------------------------------------------------------------------------------------------------------

A-IO          (4)       Interest Only    I A-IO, II A-IO         20        20       November 25, 2003    Aaa/AAA/AAA

----------------------------------------------------------------------------------------------------------------------------

                           PRICING SPEED

GROUP I                    115% PPC

                           100% PPC assumes that prepayments start at 4% CPR in month one, increase by approximately 1.455% each month to 20% CPR in month twelve, and remain at 20% CPR thereafter.

                           28% CPR
GROUP II


(1) Approximate sizes are subject to a variance of + / - 5% and rating agency approval

(2) The Group I Certificates (other than the Group I A-IO component) will be subject to the Group I Net Wac Cap

(3) The Group II Certificates (other than the Group II A-IO component) will be subject to the Group II Net WAC Cap

(4) The Class A-IO Certificate does not have a certificate principal balance but will accrue interest at a rate of 6.00% per annum for 20 months on a scheduled notional amount, collectively, the Group I A-IO component and the Group II A-IO component. The notional amount of each A-IO component will be equal to the lesser of (i) the aggregate principal balance of the loans in the related group and (ii) the notional amount specified in the schedule set forth under "Class A-IO Notional Amount" below. The Group I A-IO component and the Group II A-IO component may not be traded separately

BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        CENTEX HOME EQUITY LOAN TRUST 2002-B, $423,000,000 (APPROXIMATE),
      ASSET BACKED CERTIFICATES CLASSES AF-1, AF-2, AF-3, AF-4, AF-5, AF-6,
                   MF-1, MF-2, BF, A-IO, AV, MV-1, MV-2 AND BV
--------------------------------------------------------------------------------

CONTACT: BANC OF AMERICA SECURITIES LLC

     Mortgage Trading/Syndicate    (704) 386-7744   (704) 335-5904 (Fax)
     Chris Hentemann               (chrishe@bankofamerica.com)
     Robert Karr                   (robert.h.karr@bankofamerica.com)
     David Nagle                   (david.w.nagle@bankofamerica.com)
     Alex Cha                      (alex.cha@Bankofamerica.com)

     Mortgage Finance              (704) 388-9668 (Fax)
     Shahid Quraishi               (704) 388-9399
                                   (shahid.h.quraishi@bankofamerica.com)
     Michael Schoffelen            (704) 386-0932
                                   (michael.p.schoffelen@bankofamerica.com)
     Vikas Garg                    (704) 388-3681
                                   (vikas.garg@bankofamerica.com)
     Scott Shultz                  (704) 387-6040
                                   (scott.m.shultz@bankofamerica.com)
     Elizabeth Grenfell            (704) 387-1859
                                   (elizabeth.grenfell@bankofamerica.com)



BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        CENTEX HOME EQUITY LOAN TRUST 2002-B, $423,000,000 (APPROXIMATE),
      ASSET BACKED CERTIFICATES CLASSES AF-1, AF-2, AF-3, AF-4, AF-5, AF-6,
                   MF-1, MF-2, BF, A-IO, AV, MV-1, MV-2 AND BV
--------------------------------------------------------------------------------

                          PRELIMINARY SUMMARY OF TERMS

TRANSACTION:                  Centex Home Equity Loan Trust 2002-B
                              Asset-Backed Certificates, Series 2002-B

CERTIFICATES OFFERED:         $189,500,000 Group I Certificates (Fixed Rate)
                              $233,500,000 Group II Certificates (Floating Rate)
                              Class A-IO Certificate
                              (subject to a variance of 5%)

DEPOSITOR:                    CHEC Funding, LLC

ORIGINATOR AND  SERVICER:     Centex Home Equity Company, LLC
                              Centex Home Equity Company, LLC
SELLERS:                      Harwood Street Funding II, LLC

TRUSTEE:                      JPMorgan Chase Bank

CUSTODIAN:                    Bank One Trust Company, N.A.

CERTIFICATE RATINGS:          The Certificates are expected to receive the
                              ratings from Moody's Investors Service, Inc.,
                              Standard & Poor's Ratings Service, a division of
                              McGraw-Hill Companies, Inc. and Fitch Ratings as set forth on the first page of the Term Sheet

UNDERWRITERS:                 Banc of America Securities LLC ( lead manager)
                              Credit Suisse First Boston (co-manager)
                              Greenwich Capital Markets (co-manager)
                              Salomon Smith Barney (co-manager)

EXPECTED PRICING DATE:        March  14, 2002

EXPECTED SETTLEMENT DATE:     March 22, 2002

DISTRIBUTION DATE:            25th of each month, or the next succeeding
                              Business Day (First Payment Date: April 25, 2002)

CUT-OFF DATE:                 March 1, 2002

STATISTICAL CALCULATION       March 1, 2002
DATE:

DELAY DAYS:                   24 days on the Class AF-1, AF-2, AF-3, AF-4, AF-5,
                              AF-6, MF-1, MF-2, BF and A-IO Certificates
                              0 days on the Class AV, MV-1, MV-2 and BV
                              Certificates

DAY COUNT:                    30/360 on the Class AF-1, AF-2, AF-3, AF-4, AF-5,
                              AF-6, MF-1, MF-2, BF and A-IO Certificates
                              Actual/360 on the Class AV, MV-1, MV-2 and BV
                              Certificates

MORTGAGE LOANS:               The mortgage pool will consist of mortgage loans
                              that will be divided into Loan Group I which will consist solely of fixed-rate subprime home equity loans secured by first liens (91.40%) and second liens (8.60%) on mortgaged properties, and Loan
                              Group II which will consist of adjustable-rate subprime home equity loans all of which are secured by first liens on mortgaged properties.

SERVICING AND TRUSTEE FEE:    Approximately 50.5 basis points

ACCRUED INTEREST:             The Class AF-1, AF-2, AF-3, AF-4, AF-5, AF-6,
                              MF-1, MF-2, BF and A-IO Certificates settle with accrued interest from March 1, 2002 The Class AV,
                              MV-1, MV-2 and BV Certificates settle flat (no accrued interest)

INTEREST ACCRUAL PERIOD:      With respect to the Class AF-1, AF-2, AF-3, AF-4,
                              AF-5, AF-6, MF-1, MF-2, BF and A-IO Certificates, interest accrues during the month preceding the current Distribution Date

                              With respect to the Class AV, MV-1, MV-2 and BV Certificates, interest accrues from the last Distribution Date through the day preceding the current Distribution Date

CLEARING:                     DTC, Euroclear or Clearstream, Luxembourg

SMMEA ELIGIBILITY:            Only the Class AV and Class MV-1 Certificates are
                              expected to be SMMEA eligible.

ERISA ELIGIBILITY:            All Offered Certificates are expected to be ERISA
                              eligible

TAX STATUS:                   One or more REMICs for Federal income tax purposes

SENIOR CERTIFICATES:          Class AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, A-IO and
                              AV Certificates

CLASS A-IO CERTIFICATE:       Collectively, the Group I A-IO component and the
                              Group II A-IO component. The notional amount of each A-IO component will be equal to the lesser of
                              (i) the aggregate principal balance of the loans in the related group and (ii) the notional amount specified in the schedule set forth under "Class
                              A-IO Notional Amount" below. The Group I A-IO component and the Group II A-IO component may not be traded separately.

GROUP I CERTIFICATES:         Class AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, MF-1,
                              MF-2, and BF Certificates and the Group I A-IO component (all backed primarily by the fixed rate loans )

GROUP II CERTIFICATES:        Class AV, MV-1, MV-2, and BV Certificates and the
                              Group II A-IO component (all backed primarily by the adjustable rate loans)

SUBORDINATE CERTIFICATES:     Class MF-1, MF-2, BF, MV-1, MV-2, and BV
                              Certificates

DUE PERIOD:                   The calendar month preceding the calendar month in
                              which the related Distribution Date occurs.

DELINQUENCY ADVANCES:         The Servicer will advance unpaid interest to the
                              trust out of its own funds or out of collections on the home equity loans that are not required to be distributed on the related Distribution Date, as long as it deems the amount to be recoverable.

SERVICING ADVANCES:           The Servicer will pay all out of pocket costs
                              related to its servicing obligations, including, but not limited to: (a) expenses in connection with foreclosed home equity loan prior to the liquidation of that loan, (b) the costs of any judicial proceedings, including foreclosures and
                              (c) the cost of managing and liquidating property acquired in relation to the loans, as long as it deems the costs to be recoverable.

COMPENSATING INTEREST:        The Servicer will provide to the trust the amount
                              of any shortfall in the anticipated collection of interest on a home equity loan that is caused by a full prepayment of such home equity loan up to the amount of the aggregate servicing fee payable with respect to the related loan group for the related period.

OPTIONAL TERMINATION:         The entire transaction is eligible for call when
                              the combined outstanding principal balance of both mortgage loan groups reaches 20% of the Cut-Off
                              Date principal balance of such loans.

     - AUCTION SALE:          If the Optional Termination is not exercised on
                              the first Distribution Date on which it could have been exercised, on the next Distribution Date the Trustee will begin an auction process to sell the home equity loans and other assets of the trust.
                              The amounts received from the Auction Sale must be sufficient to pay the outstanding Certificate principal balance, accrued and unpaid interest thereon, unreimbursed servicing advances, delinquency advances and compensating interest, any delinquency advances the Servicer has failed to remit and other amounts as described in the prospectus supplement, other than any Class
                              Principal Carryover Shortfalls, Group I Net WAC
                              Cap Carryover and Group II Net WAC Cap Carryover.

     -"FULL TURBO":           In addition, beginning on the third Distribution
                              Date after the Optional Termination could have been exercised, amounts that otherwise would have been paid to the holder of the residual certificates will be applied as principal to pay the offered certificates in the same order of priority as set forth under "Principal
                              Distributions"

CREDIT ENHANCEMENT:           o    Excess Interest for the related group

                              o    For either group, the initial
                                   overcollateralization amount will equal zero and will build to 1.75% of the original collateral balance for Group I (2.00% for Group II) beginning on the sixth Distribution Date, via the application of excess interest. The target overcollateralization level may stepdown to 3.50% of the current collateral balance for Group I (4.00% for Group II) after the stepdown date.

                              o Subordination of the Class MF-1, MF-2 and BF Certificates for the Group I Senior Certificates and subordination of the Class MV-1, MV-2 and BV Certificates for the Group II Senior Certificates.

                              o Cross-collateralization: excess interest from either loan group will be available, if necessary, on a subordinated basis after required distributions on such group to build overcollateralization for the benefit of the other loan group and then to cover Class Principal Carryover Shortfalls with respect to the other loan group.

GROUP I CREDIT ENHANCEMENT           TARGET ENHANCEMENT PERCENTAGES        TARGET ENHANCEMENT PERCENTAGES
PERCENTAGES:                                                                        AFTER STEPDOWN

                                  TRANCHE                   PERCENT       TRANCHE                 PERCENT
                                  -------                   -------       -------                 -------
                                  AF-1 to AF-6              15.25%        AF-1 to AF-6             30.50%
                                  MF-1                        9.75%       MF-1                     19.50%
                                  MF-2                        5.00%       MF-2                    10.00%
                                  BF                          1.75%       BF                        3.50%
GROUP II CREDIT ENHANCEMENT
PERCENTAGES:                      TRANCHE                   PERCENT       TRANCHE                 PERCENT
                                  -------                   -------       -------                 -------
                                  AV                        20.00%        AV                       40.00%
                                  MV-1                      12.50%        MV-1                     25.00%
                                  MV-2                        7.00%       MV-2                    14.00%
                                  BV                          2.00%       BV                        4.00%

                              On any Distribution Date, the Senior Enhancement Percentage for a group will equal (i) the sum of
                              (a) the principal balance of the Subordinate
                              Certificates for the group and (b) the
                              Overcollateralization Amount for the group, divided by (ii) the outstanding collateral balance for the group.

SUBORDINATION INCREASE        With respect to each group, the lesser of (i) the
AMOUNT:                       related target overcollateralization amount minus
                              the actual overcollateralization amount of such group and (ii) excess interest that can be applied to repay the outstanding certificate principal balance for such group.

OC FLOOR:                     0.50% of the Cut-Off Date collateral balance for
                              the related group.

STEPDOWN DATE:                With respect to either group, the later to occur
                              of (i) the earlier to occur of (a) the
                              Distribution Date in April 2005 and (b) the
                              Distribution Date on which the certificate principal balances of the Senior Certificates for such group have been reduced to zero and (ii) the first Distribution Date on which the Senior
                              Enhancement Percentage of the group (after taking into account distributions of principal on such Distribution Date) is at least equal to 30.50% for Group I (40.00% for Group II).

OC SPREAD HOLIDAY:            With respect to either group, the target
                              overcollateralization amount will equal zero for the first five Distribution Dates. During this period, excess interest will be subordinated to cover losses, but otherwise will not be available to build OC and will instead flow to the holder of the residual interest.

CLASS MONTHLY INTEREST        With respect to each class of Offered Certificates
AMOUNTS:                      means, with respect to any Distribution Date, the
                              aggregate amount of interest accrued for the related Interest Period at the related Certificate
                              Rate on the Certificate Principal Balance of the related Offered Certificates; provided, however, that the Group I Certificates (other than the Group I A-IO component) are each subject to the Group I Net WAC Cap and the Group II Certificates
                              (other than the Group II A-IO component) are each subject to the Group II Net WAC Cap.

GROUP I NET WAC CAP:          As to any Distribution Date, other than the first
                              Distribution Date, and the Group I Certificates
                              (other than the Group I A-IO component), is the weighted average loan rate of the group I mortgage loans less (i) the Servicing Fee, (ii) the Trustee
                              Fee and (iii) the product of (a) 6.00% per annum and (b) a fraction, the numerator of which is the Group I A-IO notional component amount for that period and the denonimator of which is the Group I loan principal balance as of the beginning of that period.

GROUP II NET WAC CAP:         The Group II Certificate Rates adjust monthly and
                              are equal to the lesser of (i) one month LIBOR plus the applicable margin (the "FORMULA RATE") and (ii) the Group II Net WAC Cap. As to the first
                              Distribution Date and the Group II Certificates
                              (other than the Group II A-IO component), the Group II Net WAC Cap is equal to the amount of all interest received on the Group II Home Equity
                              Loans for the related Due Period less the Trustee
                              Fee, Servicing Fee and interest payable on the Group II A-IO component on such Distribution Date.
                              As to any Distribution Date (other than the first
                              Distribution Date) and the Group II Certificates
                              (other than the Group II A-IO component), the Group II Net WAC Cap is equal to the product of
                              (i) the weighted average loan rate of the Group II mortgage loans less (a) the Servicing Fee, (b) the Trustee Fee and (c) the product of (x) 6.00% and
                              (y) a fraction, the numerator of which is the Group II A-IO notional component amount for that period and the denonimator of which is the Group
                              II loan principal balance as of the beginning of that period and (ii) 30 divided by the number of days in the related accrual period.

GROUP I NET WAC CAP           As to any Distribution Date, following the first
CARRYOVER:                    Distribution Date, and the Group I Certificates
                              (other than the Group I A-IO component), the sum of (a) the excess, if any, of the related Class
                              Monthly Interest Amount, calculated at the applicable certificate rate without regard to the Group I Net WAC Cap, over the Class Monthly
                              Interest Amount for the applicable Distribution
                              Date, (b) any Group I Net WAC Cap Carryover remaining unpaid from prior Distribution Dates and
                              (c) one month's interest on the amount in clause
                              (b) calculated at the applicable certificate rate without regard to the Group I Net WAC Cap.

GROUP II NET WAC CAP          As to any Distribution Date and the Group II
CARRYOVER:                    Certificates (other than the Group II A-IO
                              component), the sum of (a) the excess, if any, of the amount payable under the related Formula Rate over the related Class Monthly Interest Amount for the related class and Distribution Date, (b) any Group II Net WAC Carryover remaining unpaid from prior Distribution Dates and (c) one month's interest on the amount in clause (b) calculated at the related Formula Rate.

CLASS PRINCIPAL CARRYOVER     As to any Class of Subordinate Certificates and
SHORTFALL:                    any Distribution Date, the excess, if any, of (i)
                              the sum of (x) the amount of the reduction in the certificate principal balance of that Class of Subordinate Certificates on such Distribution Date as a result of realized loss amounts and (y) the amount of such reductions on prior Distribution
                              Dates over (ii) the amount distributed in respect of the Class Principal Carryover Shortfall to such Class of Subordinate Certificates on prior
                              Distribution Dates.

CLASS INTEREST CARRYOVER      As to any class of Certificates and any
SHORTFALL:                    Distribution Date, an amount equal to the sum of
                              (1) the excess of the related Class Monthly
                              Interest Amount for the preceding Distribution
                              Date and any outstanding Class Interest Carryover
                              Shortfall with respect to that class on the preceding Distribution Dates, over the amount in respect of interest that is actually distributed to the holders of the class on the preceding
                              Distribution Date plus (2) one month's interest on the excess, to the extent permitted by law, at the related certificate rate.

CLASS AF-6 PRINCIPAL          The Class AF-6 Principal Distribution Amount is
DISTRIBUTION AMOUNT:          equal to the Class AF-6 Lockout Percentage for
                              such date multiplied by the Class AF-6 pro-rata precentage of the Group I Senior Principal
                              Distribution Amount. The Class AF-6 Lockout
                              Percentage is equal to the following:

                              DISTRIBUTION DATES   CLASS AF-6 LOCKOUT PERCENTAGE
                                  1 - 36                       0%
                                 37 - 60                      45%
                                 61 - 72                      80%
                                 73 - 84                     100%
                                 85 and thereafter           300%

TRIGGER EVENT:                Occurs for a related group, if (a) the three-month
                              rolling average of all loans in a group that are 60+ days delinquent exceeds 50% of the Senior
                              Enhancement Percentage for Group I or exceeds 40% of the Senior Enhancement Percentage for Group II.
                              60+ delinquent loans includes the sum of all loans for that group that are (i) 60+ days delinquent,
                              (ii) in foreclosure, (iii) in REO and (iv) in bankruptcy and are 60+ days delinquent; or

                              (b) the aggregate amount of realized losses incurred on the related group since the Cut-off Date through the last day of such preceding collection period divided by the related group Cut-off Date collateral balance exceeds the applicable percentages set forth below with respect to such Distribution Date:

                              DISTRIBUTION DATE       GROUP I PERCENTAGE

                              April 25, 2005 to       2.50% for the first month,
                              March 25, 2006          plus an additional 1/12th
                                                      of 1.00% for each month
                                                      thereafter.

                              April 25, 2006 to       3.50% for the first month,
                              March 25, 2007          plus an additional 1/12th
                                                      of 0.75% for each month
                                                      thereafter.

                              April 25, 2007 to       4.25% for the first month,
                              March 25, 2008          plus an additional 1/12th
                                                      of 0.50% for each month
                                                      thereafter.

                              April 25, 2008 to       4.75% for the first month,
                              March 25, 2009          plus an additional 1/12th
                                                      of 0.50% for each month
                                                      thereafter.

                              April 25, 2009 and      5.25%
                              thereafter

                              DISTRIBUTION DATE       GROUP II PERCENTAGE

                              April 25, 2005 to       3.50% for the first month,
                              March 25, 2006          plus an additional 1/12th
                                                      of 2.00% for each month
                                                      thereafter.

                              April 25, 2006 to       5.50% for the first month,
                              March 25, 2007          plus an additional 1/12th
                                                      of 1.50% for each month
                                                      thereafter.

                              April 25, 2007 to       7.00% for the first month,
                              March 25, 2008          plus an additional 1/12th
                                                      of 0.75% for each month
                                                      thereafter.

                              April 25, 2008 and      7.75%
                              thereafter

                              If the trigger event of a group is violated, the required overcollateralization amount for the related group will not be allowed to step down and the related target overcollateralization amount for that group will be equal to the previous period's target overcollateralization amount.

SENIOR PRINCIPAL              With respect to each group, prior to the related
DISTRIBUTION AMOUNT:          Stepdown Date or while a Trigger Event is in
                              effect for a group, the related Senior Principal
                              Distribution Amount for the group will equal 100% of the Principal Distribution Amount for the related group.

                              On or after the related Stepdown Date, assuming the Trigger Event is not in effect for a group, the related Senior Principal Distribution Amount for the group will equal the lesser of (i) the Principal Distribution Amount for the related group and (ii) the excess of the outstanding principal balance of the related Senior Certificates for the group (other than the related A-IO component) over the lesser of (a) approximately 69.50% for Group I (60.00% for Group
                              II) times the outstanding collateral balance in the related group and (b) the outstanding collateral balance in the related group minus the OC Floor amount.

                              The remaining principal amount for a group, if any, will be allocated to the Subordinate Certificates for that group to maintain their respective Stepdown Percentages.

CLASS M-1 PRINCIPAL           With respect to each group, (i) prior to the
DISTRIBUTION AMOUNT:          related Stepdown Date and on any Distribution Date
                              thereafter on which the Trigger Event is in effect for the related group, zero if any of the related
                              Senior Certificates (other than the Class A-IO
                              Certificates) remain outstanding; 100% of the Principal Distribution Amount for such group if the related Senior Certificates (other than the Class A-IO Certificates) have been reduced to zero; (ii) following the related Stepdown Date and to the extent the Trigger Event is not in effect for such group, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the related Senior Certificates (other than the Class
                              A-IO Certificates) after distribution of the related Senior Principal Distribution Amount for the group on the related Distribution Date and (b) the outstanding balance of the related Class M-1
                              Certificates for the group over (ii) the lesser of
                              (a) approximately 80.50% for Group I (75.00% for
                              Group II) of the outstanding collateral balance for the related group on the last day of the related Due Period and (b) the outstanding collateral balance for the related group on the last day of the related Due Period minus the OC
                              Floor.

CLASS M-2 PRINCIPAL           With respect to each group, (i) prior to the
DISTRIBUTION AMOUNT:          related Stepdown Date and on any Distribution Date
                              thereafter on which the Delinquency Trigger is in effect for the related group, zero if any of the related Senior and Class M-1 Certificates (other than the Class A-IO Certificates) remain outstanding; 100% of the Principal Distribution
                              Amount for such group if the related Senior and Class M-1 Certificates (other than the Class A-IO
                              Certificates) have been reduced to zero; (ii) following the related Stepdown Date and to the extent the Trigger Event is not in effect for such group, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the related Senior and Class M-1 Certificates (other than the Class A-IO Certificates) after distribution of the related Senior and Class M-1
                              Principal Distribution Amounts, respectively, for the group on the related Distribution Date and (b) the outstanding balance of the related Class M-2
                              Certificates for the group over (ii) the lesser of
                              (a) approximately 90.00% for Group I (86.00% for
                              Group II) of the outstanding collateral balance for the related group on the last day of the related Due Period and (b) the outstanding collateral balance for the related group on the last day of the related Due Period minus the OC
                              Floor.

CLASS B PRINCIPAL             With respect to each group, (i) prior to the
DISTRIBUTION AMOUNT:          related Stepdown Date and on any Distribution Date
                              thereafter on which the Trigger Event is in effect for the related group, zero if any of the related
                              Senior, Class M-1 and Class M-2 Certificates
                              (other than the Class A-IO Certificates) remain outstanding; 100% of the Principal Distribution
                              Amount for such group if the related Senior
                              Certificates and Class M-1 and Class M-2
                              Certificates (other than the Class A-IO
                              Certificates) have been reduced to zero; (ii) following the related Stepdown Date and to the extent the Trigger Event is not in effect for such group, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the related Senior, Class M-1 and Class M-2
                              Certificates (other than the Class A-IO
                              Certificates) after distribution of the related
                              Senior, Class M-1 and Class M-2 Principal
                              Distribution Amounts, respectively, for the group on the related Distribution Date and (b) the outstanding balance of the related Class B
                              Certificates for the group over (ii) the lesser of
                              (a) approximately 96.50% for Group I (96.00% for
                              Group II) of the outstanding collateral balance for the related group on the last day of the related Due Period and (b) the outstanding collateral balance for the related group on the last day of the related Due Period minus the OC
                              Floor.

Class A-IO Notional Amount:   The Class A-IO Certificate does not have a
                              Certificate Principal Balance but will accrue interest at a rate of 6.00% per annum on its Notional Amount. The "Notional Amount" of the
                              Class A-IO Certificates shall equal the sum of its two components. The Group I A-IO component notional amount and Group II A-IO component notional amount will be equal to the lesser of (i) the aggregate principal balance of the loans in the related group and (ii) the following schedule:


                                             GROUP I A-IO     GROUP II A-IO
                                             COMPONENT        COMPONENT
                                             NOTIONAL         NOTIONAL
                              PERIOD         BALANCE          BALANCE

                                 1           48,000,000       56,000,000
                                 2           48,000,000       56,000,000
                                 3           45,000,000       52,000,000
                                 4           41,000,000       48,000,000
                                 5           38,000,000       45,000,000
                                 6           35,000,000       43,000,000
                                 7           33,000,000       40,000,000
                                 8           30,000,000       38,000,000
                                 9           28,000,000       35,000,000
                                10           26,000,000       32,000,000
                                11           24,000,000       30,000,000
                                12           22,000,000       28,000,000
                                13           20,000,000       27,000,000
                                14           19,000,000       25,000,000
                                15           17,000,000       23,000,000
                                16           16,000,000       22,000,000
                                17           15,000,000       20,000,000
                                18           14,000,000       18,000,000
                                19           13,000,000       17,000,000
                                20           12,000,000       16,000,000


                             INTEREST DISTRIBUTIONS

On each Distribution Date, the interest funds with respect to each group are required to be distributed in the following order of priority until such amounts have been fully distributed:

o FIRST, to the Trustee, the Trustee Fee for the related group and Distribution Date;

o SECOND, to each class of the Senior Certificates and the related A-IO component for such group, the Class Monthly Interest Amount and any Class Interest Carryover Shortfall for such class or component on that Distribution Date; PROVIDED, HOWEVER, if the interest funds for the related group are not sufficient to make a full distribution of the Class Monthly Interest Amount and Class Interest Carryover Shortfall with respect to the Senior Certificates and the related A-IO component of such group, the interest funds for the related group will be distributed PRO RATA among each such class of the Senior Certificates and the related A-IO component based on the ratio of:

     o the Class Monthly Interest Amount and Class Interest Carryover Shortfall for that class or component to

     o the total amount of Class Monthly Interest Amount and any Class Interest Carryover Shortfall for the Senior Certificates and the related A-IO component of the group

o THIRD, to the Class M-1 Certificates of the group, the Class Monthly Interest Amount for that class and Distribution Date;

o FOURTH, to the Class M-2 Certificates of the group, the Class Monthly Interest Amount for that class and Distribution Date;

o FIFTH, to the Class B Certificates of the group, the Class Monthly Interest Amount for that class and Distribution Date; and

o    SIXTH, any remainder will be treated as Excess Interest.


                            PRINCIPAL DISTRIBUTIONS

On each Distribution Date, the Principal Distribution Amount for that Distribution Date with respect to each group is required to be distributed in the following order of priority until the Principal Distribution Amount has been fully distributed:

o FIRST, to the Senior Certificates (other than the related A-IO component) of a group, the related Senior Principal Distribution Amount; PROVIDED, HOWEVER, the Senior Principal Distribution Amount for Group I is required to be distributed as follows: first, the Class AF-6 Principal Distribution Amount to the Class AF-6 Certificates, and then the balance of the Senior Principal Distribution Amount, sequentially, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates so that no distribution will be made to any class until the certificate principal balances of all the related Senior Certificates with a lower numeral designation shall have been reduced to zero; PROVIDED, however, that, on any Distribution Date on which the certificate principal balance of the Senior Certificates (other than the related A-IO component) with respect to Group I is equal to or greater than the scheduled principal balances of the mortgage loans in that group, the Senior Principal Distribution Amount for Group I will be distributed pro rata and not sequentially to those Senior Certificates; and the Senior Principal Distribution Amount for Group II is required to be distributed to the Class AV Certificates until the certificate principal balance of that class has been reduced to zero;

o SECOND, to the Class M-1 Certificates of the group, the related Class M-1 Principal Distribution Amount for that class;

o THIRD, to the Class M-2 Certificates of the group, the related Class M-2 Principal Distribution Amount for that class;

o FOURTH, to the Class B Certificates of the group, the related Class B Principal Distribution Amount for that class;


                                EXCESS INTEREST

On each Distribution Date, interest funds with respect to each group not otherwise required to be distributed as described under the heading "Interest Distributions", together with any excess overcollateralization amount for the group, will be treated as Excess Interest and will be required to be distributed in the following order of priority until fully distributed:

o FIRST, the Subordination Increase Amount for the group payable in the order of priority set forth under "Principal Distributions" above;

o SECOND, to the Class M-1 Certificates of the group, the related Class Interest Carryover Shortfall for that class;

o THIRD, to the Class M-1 Certificates of the group, the related Class Principal Carryover Shortfall for that class;

o FOURTH, to the Class M-2 Certificates of the group, the related Class Interest Carryover Shortfall for that class;

o FIFTH, to the Class M-2 Certificates of the group, the related Class Principal Carryover Shortfall for that class;

o SIXTH, to the Class B Certificates of the group, the related Class Interest Carryover Shortfall for that class;

o SEVENTH, to the Class B Certificates of the group, the related Class Principal Carryover Shortfall for that class;

o EIGHTH, for distribution to the other Group FIRST, to the Offered Certificates of the other Group in accordance with the priorities set forth under "Principal Distributions" above, to the extent that any Subordination Increase Amounts with respect to such Certificates have not otherwise been distributed in full for that Distribution Date and THEN, to the Offered Certificates of the other Group in accordance with the priorities set forth above, to the extent that any related Class Principal Carryover Shortfalls listed above have not otherwise been distributed in full for that Distribution Date;

o NINTH, to the Supplemental Interest Reserve Fund, the amounts required for such Group under the pooling and servicing agreement for distribution in accordance with the next succeeding priority;

o TENTH, in the case of Group I, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2 and Class BF Certificates, in the order of priority set forth under "Interest Distributions" above, the related Group I Net WAC Cap Carryover from and to the extent of funds on deposit in the Supplemental Interest Reserve Fund with respect to Group I and, in the case of Group II, to the Group II Certificates, in the order of priority set forth under "Principal Distributions" above, the related Group II Net WAC Cap Carryover from and to the extent of funds on deposit in the Supplemental Interest Reserve Fund with respect to Group II.

o ELEVENTH, to the Trustee as reimbursement for all reimbursable expenses incurred in connection with its duties and obligations under the pooling and servicing agreement to the extent not paid pursuant to the first priority above.

o TWELFTH, to the Servicer to the extent of any unreimbursed Delinquency Advances, unreimbursed Servicing Advances and unreimbursed compensating interest.

o    THIRTEENTH, to the holder of the residual interest, the remaining amount.


                     GROUP II AVAILABLE FUNDS CAP SCHEDULE


------------------------------------------------------   ----------------------------------------------------
                   AVAILABLE           AVAILABLE                           AVAILABLE          AVAILABLE
    PERIOD       FUNDS CAP (%)*     FUNDS CAP (%)**         PERIOD       FUNDS CAP (%)*    FUNDS CAP (%)**
------------------------------------------------------   ----------------------------------------------------
      1                    n/a                 n/a            34                   9.99              11.48
      2                   7.38                7.38            35                  10.00              11.60
      3                   7.21                7.21            36                  11.13              13.27
      4                   7.52                7.52            37                  10.11              12.38
      5                   7.32                7.32            38                  10.47              13.04
      6                   7.39                7.39            39                  10.13              12.62
      7                   7.73                7.73            40                  10.47              13.04
      8                   7.53                7.53            41                  10.13              12.72
      9                   7.84                7.84            42                  10.13              13.05
      10                  7.65                7.65            43                  10.47              13.82
      11                  7.69                7.69            44                  10.13              13.59
      12                  8.60                8.61            45                  10.47              14.04
      13                  7.81                7.82            46                  10.13              13.59
      14                  8.14                8.15            47                  10.13              13.69
      15                  7.93                7.94            48                  11.22              15.47
      16                  8.21                8.22            49                  10.13              14.26
      17                  8.00                8.00            50                  10.47              14.93
      18                  8.05                8.11            51                  10.13              14.45
      19                  8.35                8.43            52                  10.47              14.93
      20                  8.11                8.21            53                  10.13              14.53
      21                  9.07                9.18            54                  10.13              14.79
      22                  8.78                8.88            55                  10.47              15.56
      23                  8.89                9.08            56                  10.13              15.23
      24                  9.90               10.32            57                  10.47              15.74
      25                  9.70               10.23            58                  10.13              15.23
      26                 10.32               10.95            59                  10.13              15.24
      27                  9.99               10.60            60                  11.22              16.90
      28                 10.32               10.95            61                  10.13              15.30
      29                  9.99               10.69            62                  10.47              15.83
      30                  9.99               10.99            63                  10.13              15.32
      31                 10.32               11.66            64                  10.47              15.83
      32                  9.99               11.47            65                  10.13              15.32
      33                 10.32               11.86
------------------------------------------------------   ----------------------------------------------------

* Assumes 1 month LIBOR is instantaneously increased to 20.00% and ran at pricing prepayment speed.

** Assumes all indices are instantaneously increased to 20.00% and ran at pricing prepayment speed.


GROUP I CERTIFICATES SENSITIVITY ANALYSIS - TO 20% OPTIONAL TERMINATION

-------------------------- ----------- ----------- ------------ ----------- ----------- ------------ -----------
Group I PPC                  50.0%       75.0%       100.0%       115.0%      150.0%      175.0%       200.0%
Group II CPR                 12.0%       18.0%        24.0%       28.0%       36.0%        50.0%       60.0%
-------------------------- ----------- ----------- ------------ ----------- ----------- ------------ -----------

CLASS AF-1
Avg. Life (yrs)               1.57        1.19        0.99         0.91        0.78        0.71         0.66
Mod. Dur. (yrs)               1.49        1.15        0.96         0.88        0.75        0.69         0.64
Windows (mo)                   36          26          21           19          15          14           13
Expected Final Mat.         3/25/05     5/25/04     12/25/03     10/25/03    6/25/03      5/25/03     4/25/03

CLASS AF-2
Avg. Life (yrs)               4.08        2.88        2.26         2.01        1.61        1.42         1.29
Mod. Dur. (yrs)               3.64        2.64        2.10         1.88        1.52        1.35         1.22
Windows (mo)                   28          19          14           12          10           8           6
Expected Final Mat.         6/25/07     11/25/05     1/25/05     9/25/04     3/25/04     12/25/03     9/25/03

CLASS AF3
Avg. Life (yrs)               6.96        4.61        3.47         3.02        2.31        2.01         1.77
Mod. Dur. (yrs)               5.67        4.00        3.10         2.73        2.13        1.86         1.66
Windows (mo)                   53          28          20           16          9            8           7
Expected Final Mat.         10/25/11    2/25/08      8/25/06     12/25/05    11/25/04     7/25/04     3/25/04

CLASS AF-4
Avg. Life (yrs)              11.76        7.92        5.82         4.97        3.64        2.78         2.40
Mod. Dur. (yrs)               8.20        6.12        4.77         4.18        3.18        2.49         2.18
Windows (mo)                   32          31          24           21          19          10           8
Expected Final Mat.         5/25/14     8/25/10      7/25/08     8/25/07     5/25/06      4/25/05     10/25/04

CLASS AF-5
Avg. Life (yrs)              12.18        8.43        6.34         5.43        4.18        3.09         2.59
Mod. Dur. (yrs)               8.23        6.33        5.07         4.46        3.56        2.73         2.32
Windows (mo)                   1           1            1           1           1            1           1
Expected Final Mat.         5/25/14     8/25/10      7/25/08     8/25/07     5/25/06      4/25/05     10/25/04




GROUP I CERTIFICATES SENSITIVITY ANALYSIS - TO 20% OPTIONAL TERMINATION


-------------------------- ----------- ----------- ------------ ----------- ----------- ------------ -----------
Group I PPC                  50.0%       75.0%       100.0%       115.0%      150.0%      175.0%       200.0%
Group II CPR                 12.0%       18.0%        24.0%       28.0%       36.0%        50.0%       60.0%
-------------------------- ----------- ----------- ------------ ----------- ----------- ------------ -----------

CLASS AF-6
Avg. Life (yrs)               7.81        6.81        5.73         5.11        4.13        3.09         2.59
Mod. Dur. (yrs)               5.96        5.38        4.70         4.28        3.56        2.75         2.34
Windows (mo)                  110          65          40           29          10           1           1
Expected Final Mat.         5/25/14     8/25/10      7/25/08     8/25/07     5/25/06      4/25/05     10/25/04

CLASS MF-1
Avg. Life (yrs)              10.19        7.17        5.46         4.73        3.83        3.09         2.59
Mod. Dur. (yrs)               7.12        5.50        4.43         3.93        3.28        2.72         2.31
Windows (mo)                   75          51          37           29          12           1           1
Expected Final Mat.         5/25/14     8/25/10      7/25/08     8/25/07     5/25/06      4/25/05     10/25/04

CLASS MF-2
Avg. Life (yrs)              10.19        7.17        5.46         4.73        3.79        3.09         2.59
Mod. Dur. (yrs)               7.00        5.43        4.38         3.89        3.22        2.70         2.30
Windows (mo)                   75          51          37           29          13           1           1
Expected Final Mat.         5/25/14     8/25/10      7/25/08     8/25/07     5/25/06      4/25/05     10/25/04

CLASS BF
Avg. Life (yrs)              10.19        7.17        5.46         4.73        3.76        3.09         2.59
Mod. Dur. (yrs)               6.92        5.39        4.35         3.87        3.19        2.69         2.29
Windows (mo)                   75          51          37           29          14           1           1
Expected Final Mat.         5/25/14     8/25/10      7/25/08     8/25/07     5/25/06      4/25/05     10/25/04


GROUP I CERTIFICATES SENSITIVITY ANALYSIS - TO MATURITY

-------------------------- ----------- ----------- ------------ ----------- ----------- ------------ -----------
Group I PPC                  50.0%       75.0%       100.0%       115.0%      150.0%      175.0%       200.0%
Group II CPR                 12.0%       18.0%        24.0%       28.0%       36.0%        50.0%       60.0%
-------------------------- ----------- ----------- ------------ ----------- ----------- ------------ -----------

CLASS AF-4
Avg. Life (yrs)              13.12        9.21        6.73         5.65        3.95        3.01         2.47
Mod. Dur. (yrs)               8.79        6.82        5.33         4.63        3.40        2.68         2.23
Windows (mo)                   79          77          63           57          39          25           12
Expected Final Mat.         4/25/18     6/25/14     10/25/11     8/25/10     1/25/08      7/25/06     2/25/05

CLASS AF-5
Avg. Life (yrs)              16.83       12.82        10.10        8.89        6.54        4.57         3.07
Mod. Dur. (yrs)              10.02        8.51        7.23         6.59        5.19        3.85         2.71
Windows (mo)                   19          15          13           12          21           7           5
Expected Final Mat.         10/25/19    8/25/15     10/25/12     7/25/11     9/25/09      1/25/07     6/25/05

CLASS AF-6
Avg. Life (yrs)               7.90        7.08        6.45         6.19        5.69        4.90         3.51
Mod. Dur. (yrs)               6.00        5.54        5.16         4.99        4.67        4.13         3.08
Windows (mo)                  173         123          89           74          48          31           11
Expected Final Mat.         8/25/19     6/25/15      8/25/12     5/25/11     7/25/09      1/25/08     2/25/06

CLASS MF-1
Avg. Life (yrs)              12.57        9.43        7.42         6.53        5.24        5.19         4.27
Mod. Dur. (yrs)               7.97        6.56        5.50         4.99        4.21        4.22         3.61
Windows (mo)                  156         124          101          87          61          41           10
Expected Final Mat.         2/25/21     9/25/16     11/25/13     6/25/12     6/25/10     12/25/08     11/25/06

CLASS MF-2
Avg. Life (yrs)              13.07        9.82        7.82         6.92        5.47        4.92         5.12
Mod. Dur. (yrs)               7.94        6.59        5.59         5.11        4.28        3.96         4.17
Windows (mo)                  172         134          114         100          72          53           13
Expected Final Mat.         6/25/22     7/25/17     12/25/14     7/25/13     4/25/11      9/25/09     11/25/07

CLASS BF
Avg. Life (yrs)              13.52       10.17        8.21         7.27        5.71        5.14         6.16
Mod. Dur. (yrs)               7.94        6.63        5.69         5.22        4.36        4.05         4.82
Windows (mo)                  184         147          125         110          83          63           45
Expected Final Mat.         6/25/23     8/25/18     11/25/15     5/25/14     2/25/12      6/25/10     12/25/08



GROUP II CERTIFICATES SENSITIVITY ANALYSIS - TO 20% OPTIONAL TERMINATION

-------------------------- ----------- ----------- ------------ ----------- ----------- ------------ -----------
Group I % of PPC             50.0%       75.0%       100.0%       115.0%      150.0%      175.0%       200.0%
Group II CPR                 12.0%       18.0%        24.0%       28.0%       36.0%        50.0%       60.0%
-------------------------- ----------- ----------- ------------ ----------- ----------- ------------ -----------

CLASS AV-1
Avg. Life (yrs)               4.99        3.37        2.49         2.07        1.43        0.92         0.72
Mod. Dur. (yrs)               4.53        3.14        2.36         1.97        1.38        0.90         0.70
Windows (mo)                  146         101          76           65          50          28           22
Expected Final Mat.         5/25/14     8/25/10      7/25/08     8/25/07     5/25/06      7/25/04     1/25/04

CLASS MV-1
Avg. Life (yrs)               9.69        6.56        4.96         4.45        4.14        3.07         2.46
Mod. Dur. (yrs)               8.41        5.93        4.58         4.14        3.88        2.92         2.36
Windows (mo)                   84          61          38           25          5           10           10
Expected Final Mat.         5/25/14     8/25/10      7/25/08     8/25/07     5/25/06      4/25/05     10/25/04

CLASS MV-2
Avg. Life (yrs)               9.69        6.56        4.93         4.34        3.82        3.02         2.48
Mod. Dur. (yrs)               8.16        5.80        4.48         3.99        3.55        2.84         2.35
Windows (mo)                   84          61          39           27          10           5           5
Expected Final Mat.         5/25/14     8/25/10      7/25/08     8/25/07     5/25/06      4/25/05     10/25/04

CLASS BV
Avg. Life (yrs)               9.69        6.56        4.91         4.29        3.62        2.76         2.21
Mod. Dur. (yrs)               7.84        5.64        4.37         3.86        3.31        2.57         2.08
Windows (mo)                   84          61          40           29          13           8           9
Expected Final Mat.         5/25/14     8/25/10      7/25/08     8/25/07     5/25/06      4/25/05     10/25/04




GROUP II CERTIFICATES SENSITIVITY ANALYSIS - TO MATURITY

-------------------------- ----------- ----------- ------------ ----------- ----------- ------------ -----------
Group I % of PPC             50.0%       75.0%       100.0%       115.0%      150.0%      175.0%       200.0%
Group II CPR                 12.0%       18.0%        24.0%       28.0%       36.0%        50.0%       60.0%
-------------------------- ----------- ----------- ------------ ----------- ----------- ------------ -----------

CLASS AV-1
Avg. Life (yrs)               5.23        3.56        2.64         2.21        1.49        0.92         0.72
Mod. Dur. (yrs)               4.70        3.29        2.48         2.09        1.44        0.90         0.70
Windows (mo)                  188         136          106          93          67          28           22
Expected Final Mat.         11/25/17    7/25/13      1/25/11     12/25/09    10/25/07     7/25/04     1/25/04

CLASS MV-1
Avg. Life (yrs)              11.12        7.69        5.85         5.21        5.21        4.11         3.19
Mod. Dur. (yrs)               9.39        6.79        5.30         4.78        4.80        3.85         3.02
Windows (mo)                  139         108          78           61          36          36           33
Expected Final Mat.         12/25/18    7/25/14     11/25/11     8/25/10     12/25/08     6/25/07     9/25/06

CLASS MV-2
Avg. Life (yrs)              11.47        7.98        6.05         5.31        4.54        3.45         2.72
Mod. Dur. (yrs)               9.27        6.81        5.33         4.75        4.14        3.21         2.56
Windows (mo)                  149         117          88           72          48          36           32
Expected Final Mat.         10/25/19    4/25/15      8/25/12     5/25/11     7/25/09     11/25/07     1/25/07

CLASS BV
Avg. Life (yrs)              11.78        8.23        6.26         5.44        4.46        3.07         2.32
Mod. Dur. (yrs)               8.98        6.71        5.32         4.71        3.97        2.82         2.17
Windows (mo)                  159         128          99           83          59          43           37
Expected Final Mat.         8/25/20     3/25/16      6/25/13     2/25/12     3/25/10      3/25/08     2/25/07




                           GROUP I COLLATERAL SUMMARY


Collateral statistics for the FIXED RATE HOME EQUITY LOANS listed below are as of the STATISTICAL CALCULATION DATE.

-------------------------------------------------------- ----------------------------- ------------------------------
                                                                   COLLATERAL SUMMARY         RANGES (IF APPLICABLE)
-------------------------------------------------------- ----------------------------- ------------------------------
TOTAL NUMBER OF LOANS                                                           2,812
TOTAL OUTSTANDING LOAN BALANCE                                        $189,508,404.58
AVERAGE LOAN PRINCIPAL BALANCE                                             $67,392.75       $3,094.42 to $529,526.20
WA COUPON                                                                      9.392%              5.990% to 21.990%
WA ORIGINAL TERM (MO.)                                                            301               60 to 360 Months
WA REMAINING TERM (MO.)                                                           301               30 to 360 Months
WA ORIGINAL COMBINED LTV                                                       74.04%               6.15% to 100.00%
WA SECOND MORTGAGE RATIO                                                       27.53%                3.11% to 81.76%
(FOR 2ND LIENS ONLY)
WA FICO(1)                                                                        627                     400 to 800
LIEN POSITION (FIRST/SECOND)                                           91.40% / 8.60%
LEVEL PAY / BALLOONS                                                   92.37% / 7.63%
PROPERTY TYPE
       2/4 FAMILY                                                               0.53%
       CONDO                                                                    0.86%
       MANUFACTURED                                                             0.81%
       PUD                                                                      7.21%
       SINGLE FAMILY                                                           89.98%
       TOWNHOUSE                                                                0.57%
       OTHER                                                                    0.05%
OCCUPANCY STATUS
        PRIMARY HOME                                                           98.42%
        SECOND HOME                                                             0.25%
        INVESTMENT                                                              1.33%
GEOGRAPHIC DISTRIBUTION
other states account individually for less than                     TX:        23.80%
5% of pool balance                                                  PA:         7.28%
                                                                    FL:         6.59%
                                                                    CT:         5.43%
-------------------------------------------------------- --------------- ------------- -------------- ---------------
(1) Excludes 22 loans.


                           GROUP I COLLATERAL SUMMARY



Collateral statistics for the FIXED RATE HOME EQUITY LOANS listed below are as of the STATISTICAL CALCULATION DATE.

-----------------------------------------------------------------------------------------------------------------
                    CURRENT MORTGAGE LOAN PRINCIPAL BALANCES
-----------------------------------------------------------------------------------------------------------------
                                     NUMBER OF
   RANGE OF BALANCES ($)             MORTGAGE          STATISTICAL CALCULATION        % OF STATISTICAL CALCULATION
                                       LOANS            DATE LOAN BALANCE ($)               DATE LOAN BALANCE
-----------------------------------------------------------------------------------------------------------------
..01           -  5,000.00                  5                    $18,317.64                        0.01%
5,000.01      -  10,000.00                25                    207,606.68                         0.11
10,000.01     -  15,000.00                91                  1,194,916.37                         0.63
15,000.01     -  20,000.00               155                  2,767,150.12                         1.46
20,000.01     -  25,000.00               195                  4,545,020.03                         2.40
25,000.01     -  30,000.00               212                  5,885,753.05                         3.11
30,000.01     -  35,000.00               205                  6,751,049.18                         3.56
35,000.01     -  40,000.00               196                  7,402,694.50                         3.91
40,000.01     -  45,000.00               168                  7,218,950.46                         3.81
45,000.01     -  50,000.00               156                  7,510,674.11                         3.96
50,000.01     -  55,000.00               134                  7,072,507.77                         3.73
55,000.01     -  60,000.00               154                  8,877,346.80                         4.68
60,000.01     -  65,000.00               120                  7,544,340.03                         3.98
65,000.01     -  70,000.00               101                  6,856,508.29                         3.62
70,000.01     -  75,000.00               103                  7,493,640.56                         3.95
75,000.01     -  80,000.00                80                  6,228,269.47                         3.29
80,000.01     -  85,000.00                76                  6,300,448.44                         3.32
85,000.01     -  90,000.00                65                  5,709,738.59                         3.01
90,000.01     -  95,000.00                50                  4,610,819.24                         2.43
95,000.01     -  100,000.00               54                  5,296,326.70                         2.79
100,000.01    -  105,000.00               35                  3,585,541.59                         1.89
105,000.01    -  110,000.00               52                  5,596,725.36                         2.95
110,000.01    -  115,000.00               27                  3,024,232.83                         1.60
115,000.01    -  120,000.00               39                  4,584,940.87                         2.42
120,000.01    -  125,000.00               25                  3,068,090.67                         1.62
125,000.01    -  130,000.00               21                  2,685,050.06                         1.42
130,000.01    -  135,000.00               24                  3,185,968.14                         1.68
135,000.01    -  140,000.00               13                  1,784,400.19                         0.94
140,000.01    -  145,000.00               15                  2,144,563.64                         1.13
145,000.01    -  150,000.00               24                  3,552,789.31                         1.87
150,000.01    -  200,000.00               90                 15,733,650.14                         8.30
200,000.01    -  250,000.00               36                  8,070,449.17                         4.26
250,000.01    -  300,000.00               19                  5,145,676.41                         2.72
300,000.01    -  350,000.00               17                  5,559,121.94                         2.93
350,000.01    -  400,000.00               15                  5,610,946.74                         2.96
400,000.01    -  450,000.00               10                  4,241,257.76                         2.24
450,000.01    -  500,000.00                4                  1,913,395.53                         1.01
500,000.01    -  550,000.00                1                    529,526.20                         0.28
--------------------------------------------------------------------------------------------------------
TOTAL                                  2,812               $189,508,404.58                      100.00%
--------------------------------------------------------------------------------------------------------


                           GROUP I COLLATERAL SUMMARY


Collateral statistics for the FIXED RATE HOME EQUITY LOANS listed below are as of the STATISTICAL CALCULATION DATE.


-----------------------------------------------------------------------------------------------------------------
                                 MORTGAGE RATES
-----------------------------------------------------------------------------------------------------------------
                                 NUMBER OF
 RANGE OF MORTGAGE RATES         MORTGAGE         STATISTICAL CALCULATION        % OF STATISTICAL CALCULATION
 (%)                             LOANS           DATE LOAN BALANCE ($)               DATE LOAN BALANCE
5.501         -   6.000                12                   $1,385,504.88                           0.73%
6.001         -   6.500               113                   17,549,900.09                            9.26
6.501         -   7.000               184                   24,565,895.86                           12.96
7.001         -   7.500               112                   13,280,420.41                            7.01
7.501         -   8.000               160                   13,346,563.50                            7.04
8.001         -   8.500               118                    9,466,152.49                            5.00
8.501         -   9.000               200                   16,334,648.88                            8.62
9.001         -   9.500               126                    8,218,167.15                            4.34
9.501         -   10.000              253                   17,137,703.28                            9.04
10.001        -   10.500              162                    9,297,745.71                            4.91
10.501        -   11.000              216                   11,560,363.51                            6.10
11.001        -   11.500              143                    7,418,625.92                            3.91
11.501        -   12.000              227                   10,066,130.58                            5.31
12.001        -   12.500              163                    6,304,276.87                            3.33
12.501        -   13.000              215                    8,935,828.82                            4.72
13.001        -   13.500              158                    5,387,529.00                            2.84
13.501        -   14.000              135                    5,221,413.65                            2.76
14.001        -   14.500               89                    3,111,828.01                            1.64
14.501        -   15.000               17                      824,805.14                            0.44
15.001        -   15.500                2                       37,111.03                            0.02
15.501        -   16.000                2                       21,331.47                            0.01
16.501        -   17.000                1                        6,871.65                            0.00
17.501        -18.18.000                2                       16,627.74                            0.01
18.501        -   19.000                1                        9,864.52                            0.01
21.501        -   22.000                1                        3,094.42                            0.00
----------------------------------------------------------------------------------------------------------
TOTAL                               2,812                 $189,508,404.58                         100.00%
----------------------------------------------------------------------------------------------------------



GROUP I COLLATERAL SUMMARY

Collateral statistics for the FIXED RATE HOME EQUITY LOANS listed below are as of the STATISTICAL CALCULATION DATE.

---------------------------------------------------------------------------------------------------------------------
                                  LIEN POSITION
---------------------------------------------------------------------------------------------------------------------
                    NUMBER OF MORTGAGE        STATISTICAL CALCULATION             % OF STATISTICAL CALCULATION
                          LOANS                DATE LOAN BALANCE ($)                    DATE LOAN BALANCE
---------------------------------------------------------------------------------------------------------------------
1st Lien                    2,298                  $173,203,280.72                             91.40%
2nd Lien                      514                    16,305,123.86                              8.60
---------------------------------------------------------------------------------------------------------------------
TOTAL                       2,812                  $189,508,404.58                            100.00%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                            ORIGINAL TERM TO MATURITY
---------------------------------------------------------------------------------------------------------------------
 ORIGINAL TERM TO   NUMBER OF MORTGAGE        STATISTICAL CALCULATION             % OF STATISTICAL CALCULATION
 MATURITY (MONTHS)        LOANS                DATE LOAN BALANCE ($)                    DATE LOAN BALANCE
---------------------------------------------------------------------------------------------------------------------
0      -  60                   19                      $393,826.08                              0.21%
61     -  120                 199                     5,947,045.98                              3.14
121    -  180                 744                    39,557,143.95                             20.87
181    -  240                 389                    19,264,025.99                             10.17
241    -  300                  25                     1,569,371.43                              0.83
301    -  360               1,436                   122,776,991.15                             64.79
---------------------------------------------------------------------------------------------------------------------
TOTAL                       2,812                  $189,508,404.58                            100.00%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                           REMAINING TERM TO MATURITY
---------------------------------------------------------------------------------------------------------------------
 REMAINING TERM TO  NUMBER OF MORTGAGE        STATISTICAL CALCULATION             % OF STATISTICAL CALCULATION
 MATURITY (MONTHS)        LOANS                DATE LOAN BALANCE ($)                    DATE LOAN BALANCE
---------------------------------------------------------------------------------------------------------------------
0      -  60                   19                      $393,826.08                              0.21%
61     -  120                 199                     5,947,045.98                              3.14
121    -  180                 744                    39,557,143.95                             20.87
181    -  240                 389                    19,264,025.99                             10.17
241    -  300                  25                     1,569,371.43                              0.83
301    -  360               1,436                   122,776,991.15                             64.79
---------------------------------------------------------------------------------------------------------------------
TOTAL                       2,812                  $189,508,404.58                            100.00%
---------------------------------------------------------------------------------------------------------------------



                           GROUP I COLLATERAL SUMMARY


Collateral statistics for the FIXED RATE HOME EQUITY LOANS listed below are as of the STATISTICAL CALCULATION DATE.

-----------------------------------------------------------------------------------------------------------------
                                                   SEASONING
-----------------------------------------------------------------------------------------------------------------
                      NUMBER OF
 SEASONING (MONTHS)    MORTGAGE           STATISTICAL CALCULATION              % OF STATISTICAL CALCULATION
                        LOANS              DATE LOAN BALANCE ($)                    DATE LOAN BALANCE
---------------------------------------------------------------------------------------------------------------------
0       -  0            1,527                    $89,844,123.48                            47.41%
1       -  6            1,272                     99,359,025.72                            52.43
7       -  12               3                        101,411.35                             0.05
13      -  18               5                        169,370.50                             0.09
19      -  24               3                         24,641.32                             0.01
25      -  30               1                          3,094.42                             0.00
31      -  42               1                          6,737.79                             0.00
-----------------------------------------------------------------------------------------------------------------
TOTAL                   2,812                   $189,508,404.58                           100.00%
-----------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                      ORIGINAL COMBINED LOAN-TO-VALUE RATIO
-------------------------------------------------------------------------------------------------------------------
  RANGE OF ORIGINAL
 COMBINED LTV RATIOS      NUMBER OF MORTGAGE       STATISTICAL CALCULATION           % OF STATISTICAL CALCULATION
         (%)                    LOANS               DATE LOAN BALANCE ($)                  DATE LOAN BALANCE
---------------------------------------------------------------------------------------------------------------------
6.15     -   10.00                     5                     $94,218.64                               0.05%
10.01    -   15.00                     3                      85,829.72                               0.05
15.01    -   20.00                    17                     427,122.30                               0.23
20.01    -   25.00                    25                     970,970.05                               0.51
25.01    -   30.00                    27                     869,371.05                               0.46
30.01    -   35.00                    36                   1,316,453.05                               0.69
35.01    -   40.00                    72                   3,455,364.71                               1.82
40.01    -   45.00                    64                   3,029,648.89                               1.60
45.01    -   50.00                    93                   5,575,765.15                               2.94
50.01    -   55.00                    96                   4,913,609.69                               2.59
55.01    -   60.00                   140                   8,059,064.48                               4.25
60.01    -   65.00                   169                  10,727,088.89                               5.66
65.01    -   70.00                   305                  19,087,225.06                              10.07
70.01    -   75.00                   318                  23,196,820.57                              12.24
75.01    -   80.00                   621                  47,023,447.57                              24.81
80.01    -   85.00                   359                  28,452,418.37                              15.01
85.01    -   90.00                   312                  26,381,385.04                              13.92
90.01    -   95.00                    51                   3,116,725.96                               1.64
95.01    -   100.00                   99                   2,725,875.39                               1.44
-------------------------------------------------------------------------------------------------------------------
TOTAL                              2,812                $189,508,404.58                             100.00%
-------------------------------------------------------------------------------------------------------------------

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the FIXED RATE HOME EQUITY LOANS listed below are as of the STATISTICAL CALCULATION Date.

                                 OCCUPANCY TYPE
-------------------------------------------------------------------------------
                    NUMBER OF                                % OF STATISTICAL
                     MORTGAGE    STATISTICAL CALCULATION       CALCULATION
OCCUPANCY STATUS      LOANS        DATE LOAN BALANCE ($)     DATE LOAN BALANCE

Primary Home          2,738          $186,506,251.18               98.42%
Investment               64             2,521,282.47                1.33
Second Home              10               480,870.93                0.25
-------------------------------------------------------------------------------
TOTAL                 2,812          $189,508,404.58              100.00%


                                  PROPERTY TYPE
-------------------------------------------------------------------------------
                     NUMBER OF                               % OF STATISTICAL
                     MORTGAGE     STATISTICAL CALCULATION        CALCULATION
PROPERTY TYPE        LOANS         DATE LOAN BALANCE ($)     DATE LOAN BALANCE
-------------------------------------------------------------------------------
Single Family         2,574          $170,525,771.47               89.98%
PUD                     143            13,654,230.27                7.21
Condominium              33             1,631,148.31                0.86
Manufactured Housing     29             1,534,300.88                0.81
Townhouse                19             1,072,864.23                0.57
Two to Four Family       13             1,004,397.55                0.53
Other                     1                85,691.87                0.05
-------------------------------------------------------------------------------
TOTAL                 2,812          $189,508,404.58              100.00%

                           GROUP I COLLATERAL SUMMARY


Collateral statistics for the FIXED RATE HOME EQUITY LOANS listed below are as of the STATISTICAL CALCULATION DATE.


                            GEOGRAPHICAL DISTRIBUTION
-------------------------------------------------------------------------------
                      NUMBER OF                               % OF STATISTICAL
                      MORTGAGE     STATISTICAL CALCULATION      CALCULATION
STATE OR TERRITORY     LOANS        DATE LOAN BALANCE ($)    DATE LOAN BALANCE
-------------------------------------------------------------------------------
Texas                   778           $45,102,505.54               23.80%
Pennsylvania            164            13,792,293.16                7.28
Florida                 168            12,488,864.06                6.59
Connecticut              49            10,290,758.81                5.43
California               85             8,321,091.63                4.39
Tennessee               117             7,964,184.76                4.20
Georgia                 102             7,805,541.64                4.12
Colorado                 68             7,035,821.99                3.71
Louisiana               120             5,804,673.70                3.06
Ohio                     86             5,146,511.14                2.72
North Carolina           80             4,523,764.35                2.39
New York                 54             4,522,957.29                2.39
Mississippi              79             4,175,065.97                2.20
Michigan                 67             4,116,702.50                2.17
Washington               46             3,633,351.07                1.92
New Jersey               50             3,477,701.88                1.84
Missouri                 81             3,445,123.20                1.82
Kentucky                 45             3,152,719.36                1.66
Oklahoma                 63             2,756,025.26                1.45
South Carolina           41             2,746,275.87                1.45
Virginia                 48             2,626,513.33                1.39
Massachusetts            18             2,545,494.05                1.34
Arkansas                 45             2,383,056.57                1.26
Kansas                   54             2,317,105.72                1.22
Indiana                  38             2,223,587.69                1.17
Arizona                  36             2,085,120.37                1.10
Wisconsin                32             1,891,447.05                1.00
Illinois                 14             1,338,152.30                0.71
New Mexico               20             1,326,262.83                0.70
Oregon                   20             1,155,391.89                0.61
Nebraska                 22             1,098,625.25                0.58
Minnesota                11             1,041,785.08                0.55
New Hampshire            11             1,008,144.52                0.53
Maryland                 13               870,070.78                0.46
Nevada                   11               818,514.95                0.43
West Virginia            12               782,105.63                0.41
Rhode Island              9               730,552.07                0.39
Maine                    13               716,199.70                0.38
Delaware                  9               690,168.27                0.36
Utah                      7               445,861.90                0.24
Iowa                     10               360,639.15                0.19
Idaho                     6               303,488.60                0.16
Montana                   5               261,890.15                0.14
Wyoming                   4               162,698.71                0.09
North Dakota              1                23,594.84                0.01
-------------------------------------------------------------------------------
TOTAL                 2,812          $189,508,404.58              100.00%



                               DOCUMENTATION TYPE
-------------------------------------------------------------------------------
                     NUMBER OF                              % OF STATISTICAL
                     MORTGAGE      STATISTICAL CALCULATION    CALCULATION
DOCUMENTATION TYPE   LOANS         DATE LOAN BALANCE ($)    DATE LOAN BALANCE
-------------------------------------------------------------------------------
Full                  2,505          $165,047,749.28               87.09%
No Income               198            14,318,287.14                7.56
Limited                 109            10,142,368.16                5.35
-------------------------------------------------------------------------------
TOTAL                 2,812          $189,508,404.58              100.00%



                                  CREDIT GRADE
-------------------------------------------------------------------------------
                    NUMBER OF                              % OF STATISTICAL
                    MORTGAGE      STATISTICAL CALCULATION    CALCULATION
CREDIT GRADE        LOANS         DATE LOAN BALANCE ($)    DATE LOAN BALANCE
-------------------------------------------------------------------------------
A+                      435           $46,836,117.52               24.71%
A-1                     970            75,226,787.93               39.70
A-2                     591            30,780,262.65               16.24
B                       365            17,525,956.52                9.25
C-1                     276            10,883,872.35                5.74
C-2                     112             5,221,905.86                2.76
D                        63             3,033,501.75                1.60
-------------------------------------------------------------------------------
TOTAL                 2,812          $189,508,404.58              100.00%




                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the FIXED RATE HOME EQUITY LOANS listed below are as of the STATISTICAL CALCULATION DATE.

                             PREPAYMENT PENALTY TERM
-------------------------------------------------------------------------------
                      NUMBER OF                              % OF STATISTICAL
  PREPAY PENALTY      MORTGAGE      STATISTICAL CALCULATION     CALCULATION
  TERMS (MONTHS)      LOANS         DATE LOAN BALANCE ($)    DATE LOAN BALANCE
-------------------------------------------------------------------------------
          0           1,242           $66,222,411.27               34.94%
          3               1                35,991.37                0.02
          5               9               645,678.34                0.34
         12              58             6,452,221.15                3.40
         24              37             3,889,828.48                2.05
         30              11               272,854.36                0.14
         36             159            15,608,356.53                8.24
         48               1                89,900.27                0.05
         60           1,294            96,291,162.81               50.81
-------------------------------------------------------------------------------
TOTAL                 2,812          $189,508,404.58              100.00%



                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the FIXED RATE HOME EQUITY LOANS listed below are as of the STATISTICAL CALCULATION DATE.

                            SECOND MORTGAGE RATIO(1)
-------------------------------------------------------------------------------
                      NUMBER OF                               % OF STATISTICAL
RANGE OF SECOND        MORTGAGE     STATISTICAL CALCULATION     CALCULATION
MORTGAGE RATIOS (%)     LOANS        DATE LOAN BALANCE ($)    DATE LOAN BALANCE
-------------------------------------------------------------------------------
0.00    -   10.00        75            $1,065,373.45                6.53%
10.01   -   15.00        69             1,533,255.94                9.40
15.01   -   20.00       128             3,725,009.70               22.85
20.01   -   25.00        67             2,194,131.90               13.46
25.01   -   30.00        62             2,412,165.63               14.79
30.01   -   35.00        41             1,627,008.78                9.98
35.01   -   40.00        27             1,135,040.86                6.96
40.01   -   45.00         5               295,762.46                1.81
45.01   -   50.00         8               611,328.72                3.75
50.01   -   55.00        13               861,066.43                5.28
55.01   -   60.00        10               396,354.49                2.43
60.01   -   65.00         5               186,841.35                1.15
65.01   -   70.00         2                97,984.15                0.60
75.01   -   80.00         1               130,000.00                0.80
80.01   -   85.00         1                33,800.00                0.21
-------------------------------------------------------------------------------
TOTAL                   514           $16,305,123.86              100.00%

(1) Applies only to the Home Equity Loans in the second lien position. The Second Mortgage Ratios shown above are equal to, with respect to each Home Equity Loan in the second lien position, the original principal balance of the Home Equity Loan at the date of origination divided by the sum of (a) the original principal balance of the Home Equity Loan at the date of origination and (b) the remaining principal balance of the senior lien on the related Mortgaged Property at the date of origination of the Home Equity Loan.


                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the FIXED RATE HOME EQUITY LOANS listed below are as of the STATISTICAL CALCULATION DATE.

                                AMORTIZATION TYPE
-------------------------------------------------------------------------------
                                                              % OF STATISTICAL
AMORTIZATION       NUMBER OF       STATISTICAL CALCULATION    CALCULATION
TYPE               MORTGAGE LOANS   DATE LOAN BALANCE ($)   DATE LOAN BALANCE
-------------------------------------------------------------------------------
Level Pay             2,615          $175,045,920.62               92.37%
Balloons                197            14,462,483.96                7.63
-------------------------------------------------------------------------------
TOTAL                 2,812          $189,508,404.58              100.00%



                            CREDIT SCORE DISTRIBUTION
-------------------------------------------------------------------------------
                                                             % OF STATISTICAL
  CREDIT SCORE     NUMBER OF        STATISTICAL CALCULATION     CALCULATION
      RANGE       MORTGAGE LOANS     DATE LOAN BALANCE ($)   DATE LOAN BALANCE
-------------------------------------------------------------------------------
Not Available(1)         22              $636,743.22                0.34%
400     -   400           2               115,000.00                0.06
426     -   450           7               222,138.30                0.12
451     -   475          37             1,632,505.46                0.86
476     -   500          85             3,443,941.14                1.82
501     -   525         255            12,603,147.16                6.65
526     -   550         352            17,368,570.73                9.17
551     -   575         352            19,926,255.99               10.51
576     -   600         301            17,107,255.66                9.03
601     -   625         313            19,241,347.30               10.15
626     -   650         342            25,968,159.29               13.70
651     -   675         293            23,087,930.38               12.18
676     -   700         160            15,533,017.16                8.20
701     -   725         109            10,771,054.38                5.68
726     -   750          85             8,796,450.00                4.64
751     -   775          49             5,824,069.66                3.07
776     -   800          48             7,230,818.75                3.82
-------------------------------------------------------------------------------
TOTAL                 2,812          $189,508,404.58              100.00%

(1)Home Equity Loans indicated as having a credit score that is "not available" consist of Home Equity Loans where no credit score can be obtained for the related borrower.



                          GROUP II COLLATERAL SUMMARY


Collateral statistics for the ADJUSTABLE RATE HOME EQUITY LOANS listed below are as of the STATISTICAL CALCULATION DATE.

                                   COLLATERAL SUMMARY    RANGES (IF APPLICABLE)
-------------------------------------------------------------------------------
TOTAL NUMBER OF LOANS                       2,199

TOTAL OUTSTANDING LOAN BALANCE    $233,501,593.88

AVERAGE LOAN PRINCIPAL BALANCE         106,185.35     $13,163.74 to $526,500.00

WA COUPON                                   9.354%            5.500% to 14.150%

ARM CHARACTERISTICS
        MARGIN                              8.788%            4.200% to 13.650%
        FIRST PERIODIC CAP                  2.043%             1.000% to 6.000%
        SUBSEQUENT PERIODIC CAP             1.000%
        LIFETIME CAP                       16.332%            8.800% to 21.150%

WA ORIGINAL TERM (MO.)                  358 Months             60 to 360 Months

WA REMAINING TERM (MO.)                 357 Months             60 to 360 Months

WA ORIGINAL LTV                             80.85%             15.12% to 99.69%

WA FICO(1)                                    581                   400 to 800

LOAN TYPE
        2/28 ARM                            79.86%
        6 M ARM                             10.94%
        3/27 ARM                             9.21%

PROPERTY TYPE
       2/4 FAMILY                            0.31%
       CONDO                                 1.58%
       MANUFACTURED                          0.61%
       PUD                                   9.00%
       SINGLE FAMILY                        87.97%
       TOWNHOUSE                             0.54%

OCCUPANCY STATUS
        PRIMARY HOME                        98.69%
        SECOND HOME                          0.12%
        INVESTMENT                           1.18%
-------------------------------------------------------------------------------
GEOGRAPHIC DISTRIBUTION
                                 CA:        15.63%
                                 TX:         7.39%
Other states account             OH:         5.73%
individually for less than       MI:         5.25%
5% of pool balance               NC:         5.22%
                                 GA:         5.22%
-------------------------------------------------------------------------------
(1) Excludes 11 Loans

                           GROUP II COLLATERL SUMMARY

Collateral statistics for the ADJUSTABLE RATE HOME EQUITY LOANS listed below are as of the STATISTICAL CALCULATION DATE.

                    CURRENT MORTGAGE LOAN PRINCIPAL BALANCES
-------------------------------------------------------------------------------
                       NUMBER OF                              % OF STATISTICAL
                        MORTGAGE    STATISTICAL CALCULATION     CALCULATION
RANGE OF BALANCES ($)    LOANS       DATE LOAN BALANCE ($)    DATE LOAN BALANCE
-------------------------------------------------------------------------------
10,000.01  -  15,000.00         1         $13,163.74                0.01%
15,000.01  -  20,000.00         6         114,049.95                0.05
20,000.01  -  25,000.00        31         722,046.60                0.31
25,000.01  -  30,000.00        42       1,167,413.48                0.50
30,000.01  -  35,000.00        55       1,815,381.13                0.78
35,000.01  -  40,000.00        64       2,423,844.75                1.04
40,000.01  -  45,000.00        79       3,380,914.46                1.45
45,000.01  -  50,000.00        81       3,860,049.61                1.65
50,000.01  -  55,000.00        94       4,930,973.52                2.11
55,000.01  -  60,000.00       103       5,936,939.69                2.54
60,000.01  -  65,000.00        91       5,695,861.31                2.44
65,000.01  -  70,000.00        92       6,234,568.63                2.67
70,000.01  -  75,000.00        98       7,098,973.45                3.04
75,000.01  -  80,000.00        87       6,766,605.31                2.90
80,000.01  -  85,000.00        71       5,875,179.77                2.52
85,000.01  -  90,000.00        94       8,250,167.87                3.53
90,000.01  -  95,000.00        63       5,855,092.52                2.51
95,000.01  - 100,000.00       105      10,255,658.46                4.39
100,000.01 - 105,000.00        72       7,388,916.17                3.16
105,000.01 - 110,000.00        69       7,416,866.13                3.18
110,000.01 - 115,000.00        71       7,977,464.33                3.42
115,000.01 - 120,000.00        63       7,420,237.29                3.18
120,000.01 - 125,000.00        49       5,990,777.11                2.57
125,000.01 - 130,000.00        61       7,778,866.55                3.33
130,000.01 - 135,000.00        45       5,961,475.15                2.55
135,000.01 - 140,000.00        45       6,182,301.68                2.65
140,000.01 - 145,000.00        28       3,986,467.85                1.71
145,000.01 - 150,000.00        24       3,546,306.62                1.52
150,000.01 - 200,000.00       218      37,826,447.64               16.20
200,000.01 - 250,000.00       115      25,856,509.06               11.07
250,000.01 - 300,000.00        46      12,488,673.26                5.35
300,000.01 - 350,000.00        19       6,315,311.79                2.70
350,000.01 - 400,000.00         8       2,950,293.94                1.26
400,000.01 - 450,000.00         6       2,539,554.27                1.09
450,000.01 - 500,000.00         2         951,740.79                0.41
500,000.01 - 550,000.00         1         526,500.00                0.23
-------------------------------------------------------------------------------
TOTAL                       2,199    $233,501,593.88              100.00%



                          GROUP II COLLATERAL SUMMARY


Collateral statistics for the ADJUSTABLE RATE HOME EQUITY LOANS listed below are as of the STATISTICAL CALCULATION DATE.

                                 MORTGAGE RATES
-------------------------------------------------------------------------------
                      NUMBER OF                               % OF STATISTICAL
RANGE OF MORTGAGE      MORTGAGE    STATISTICAL CALCULATION       CALCULATION
RATES  (%)              LOANS      DATE LOAN BALANCE ($)     DATE LOAN BALANCE
--------------------------------------------------------------------------------
5.001    -   5.500        3              $313,106.81                0.13%
5.501    -   6.000        8             1,253,752.43                0.54
6.001    -   6.500       18             2,439,288.76                1.04
6.501    -   7.000       82            10,074,645.43                4.31
7.001    -   7.500       91            12,559,516.16                5.38
7.501    -   8.000      174            23,754,815.23               10.17
8.001    -   8.500      175            22,470,201.10                9.62
8.501    -   9.000      291            35,241,474.05               15.09
9.001    -   9.500      204            23,892,907.00               10.23
9.501    -   10.000     330            34,728,381.43               14.87
10.001   -   10.500     185            17,470,349.54                7.48
10.501   -   11.000     265            21,678,461.36                9.28
11.001   -   11.500     125            10,045,218.12                4.30
11.501   -   12.000     118             9,326,053.84                3.99
12.001   -   12.500      48             3,436,405.31                1.47
12.501   -   13.000      50             2,815,777.51                1.21
13.001   -   13.500      22             1,350,776.54                0.58
13.501   -   14.000       9               608,463.26                0.26
14.001   -   14.500       1                42,000.00                0.02
-------------------------------------------------------------------------------
TOTAL                 2,199          $233,501,593.88              100.00%



                          GROUP II COLLATERAL SUMMARY

Collateral statistics for the ADJUSTABLE RATE HOME EQUITY LOANS listed below are as of the STATISTICAL CALCULATION DATE.


                            ORIGINAL TERM TO MATURITY
-------------------------------------------------------------------------------
                     NUMBER OF                                % OF STATISTICAL
ORIGINAL TERM TO      MORTGAGE     STATISTICAL CALCULATION      CALCULATION
MATURITY (MONTHS)      LOANS        DATE LOAN BALANCE ($)      DATE LOAN BALANCE
-------------------------------------------------------------------------------
0       -  60             1               $21,800.00                0.01%
61      -  120           11               496,951.87                0.21
121     -  180           24             1,309,319.66                0.56
181     -  240           10               823,826.35                0.35
301     -  360        2,153           230,849,696.00               98.86
-------------------------------------------------------------------------------
TOTAL                 2,199          $233,501,593.88              100.00%



                           REMAINING TERM TO MATURITY
-------------------------------------------------------------------------------
 REMAINING TERM       NUMBER OF                              % OF STATISTICAL
   TO MATURITY        MORTGAGE     STATISTICAL CALCULATION      CALCULATION
    (MONTHS)            LOANS       DATE LOAN BALANCE ($)   DATE LOAN BALANCE
-------------------------------------------------------------------------------
0   -  60                 1               $21,800.00                0.01%
61  -  120               11               496,951.87                0.21
121 -  180               24             1,309,319.66                0.56
181 -  240               10               823,826.35                0.35
301 -  360            2,153           230,849,696.00               98.86
-------------------------------------------------------------------------------
TOTAL                 2,199          $233,501,593.88              100.00%


                                    SEASONING
-------------------------------------------------------------------------------
                  NUMBER OF                                   % OF STATISTICAL
  SEASONING        MORTGAGE      STATISTICAL CALCULATION         CALCULATION
  (MONTHS)          LOANS         DATE LOAN BALANCE ($)       DATE LOAN BALANCE
-------------------------------------------------------------------------------
0  -  0               1,266          $128,139,155.22               54.88%
1  -  6                 932           105,294,571.85               45.09
7  - 12                   1                67,866.81                0.03
-------------------------------------------------------------------------------
TOTAL                 2,199          $233,501,593.88              100.00%


                          GROUP II COLLATERAL SUMMARY

Collateral statistics for the ADJUSTABLE RATE HOME EQUITY LOANS listed below are as of the STATISTICAL CALCULATION DATE.


                                AMORTIZATION TYPE
-------------------------------------------------------------------------------
                    NUMBER OF                               % OF STATISTICAL
AMORTIZATION TYPE   MORTGAGE   STATISTICAL CALCULATION        CALCULATION
                    LOANS        DATE LOAN BALANCE ($)      DATE LOAN BALANCE
-------------------------------------------------------------------------------
2/28 ARM              1,730          $186,462,797.86               79.86%
3/27 ARM                206            21,501,374.47                9.21
6 M ARM                 263            25,537,421.55               10.94
-------------------------------------------------------------------------------
TOTAL                 2,199          $233,501,593.88              100.00%


                          ORIGINAL LOAN-TO-VALUE RATIO
-------------------------------------------------------------------------------
                      NUMBER OF                              % OF STATISTICAL
RANGE OF ORIGINAL      MORTGAGE    STATISTICAL CALCULATION       CALCULATION
 LTV RATIO (%)          LOANS       DATE LOAN BALANCE ($)     DATE LOAN BALANCE
-------------------------------------------------------------------------------
15.01   -    20.00       4               $169,908.67                0.07%
20.01   -    25.00       4                233,475.76                0.10
25.01   -    30.00      10                394,446.69                0.17
30.01   -    35.00      12                576,462.02                0.25
35.01   -    40.00      19              1,099,127.01                0.47
40.01   -    45.00      16              1,292,407.21                0.55
45.01   -    50.00      21              1,992,109.67                0.85
50.01   -    55.00      36              2,849,068.94                1.22
55.01   -    60.00      54              4,074,312.40                1.74
60.01   -    65.00      77              6,529,578.52                2.80
65.01   -    70.00     140             12,230,358.58                5.24
70.01   -    75.00     196             18,629,595.62                7.98
75.01   -    80.00     496             54,945,869.67               23.53
80.01   -    85.00     387             40,386,397.87               17.30
85.01   -    90.00     652             80,202,224.65               34.35
90.01   -    95.00      61              6,863,866.01                2.94
95.01   -    100.00     14              1,032,384.59                0.44
-------------------------------------------------------------------------------
TOTAL                2,199           $233,501,593.88              100.00%



                          GROUP II COLLATERAL SUMMARY


Collateral statistics for the ADJUSTABLE RATE HOME EQUITY LOANS listed below are as of the STATISTICAL CALCULATION DATE.


                                 OCCUPANCY TYPE
------------------------------------------------------------------------------
                    NUMBER OF                                % OF STATISTICAL
                    MORTGAGE      STATISTICAL CALCULATION       CALCULATION
OCCUPANCY STATUS    LOANS            DATE LOAN BALANCE ($)   DATE LOAN BALANCE
-------------------------------------------------------------------------------
Primary Home          2,147          $230,451,348.15               98.69%
Investment               47             2,761,027.82                1.18
Second Home               5               289,217.91                0.12
-------------------------------------------------------------------------------
TOTAL                 2,199          $233,501,593.88              100.00%



                                  PROPERTY TYPE
-------------------------------------------------------------------------------
                   NUMBER OF                                 % OF STATISTICAL
                    MORTGAGE      STATISTICAL CALCULATION       CALCULATION
PROPERTY TYPE        LOANS          DATE LOAN BALANCE ($)    DATE LOAN BALANCE
-------------------------------------------------------------------------------
Single Family         1,992          $205,409,569.47               87.97%
PUD                     131            21,004,740.28                9.00
Condominium              35             3,678,403.79                1.58
Manufactured Housing     17             1,413,542.90                0.61
Townhouse                16             1,265,250.43                0.54
Two to Four Family        8               730,087.01                0.31
-------------------------------------------------------------------------------
TOTAL                 2,199          $233,501,593.88              100.00%


                          GROUP II COLLATERAL SUMMARY


Collateral statistics for the ADJUSTABLE RATE HOME EQUITY LOANS listed below are as of the STATISTICAL CALCULATION DATE.


                            GEOGRAPHICAL DISTRIBUTION
-------------------------------------------------------------------------------

                                                               % OF STATISTICAL
                     NUMBER OF      STATISTICAL CALCULATION     CALCULATION
STATE OR TERRITORY  MORTGAGE LOANS   DATE LOAN BALANCE ($)    DATE LOAN BALANCE
-------------------------------------------------------------------------------
California              195           $36,506,036.94               15.63%
Texas                   164            17,257,824.60                7.39
Ohio                    143            13,375,772.22                5.73
Michigan                125            12,262,039.77                5.25
North Carolina          133            12,197,619.35                5.22
Georgia                 109            12,197,248.33                5.22
Colorado                 78            11,567,244.49                4.95
Florida                 113            10,372,565.56                4.44
Missouri                125            10,203,686.94                4.37
Arizona                  85             8,472,602.19                3.63
Washington               62             8,263,414.10                3.54
Wisconsin                93             8,114,720.95                3.48
New Jersey               52             7,979,797.92                3.42
Tennessee                44             4,324,047.97                1.85
New York                 43             4,134,106.63                1.77
Virginia                 45             4,079,965.86                1.75
Kentucky                 44             3,860,829.12                1.65
Pennsylvania             60             3,766,030.42                1.61
Illinois                 33             3,700,962.69                1.58
Minnesota                33             3,215,331.27                1.38
South Carolina           36             3,128,690.76                1.34
Kansas                   32             3,005,349.44                1.29
Indiana                  34             2,956,214.31                1.27
Louisiana                37             2,717,242.85                1.16
Arkansas                 30             2,690,517.95                1.15
Iowa                     39             2,290,402.54                0.98
Connecticut              16             2,249,230.11                0.96
New Mexico               29             2,191,508.93                0.94
Idaho                    22             2,157,468.92                0.92
Massachusetts            12             1,739,113.35                0.74
Oklahoma                 27             1,684,357.37                0.72
Utah                     15             1,587,083.78                0.68
Nevada                   12             1,552,056.37                0.66
Rhode Island              8             1,138,515.78                0.49
Mississippi              16             1,127,892.42                0.48
Maryland                  8             1,075,296.86                0.46
Maine                    10             1,032,960.88                0.44
Oregon                    9               969,381.30                0.42
Montana                   7               597,481.69                0.26
New Hampshire             4               532,164.80                0.23
Nebraska                  7               459,062.04                0.20
West Virginia             4               248,454.26                0.11
Vermont                   3               165,406.40                0.07
Wyoming                   1               163,429.95                0.07
Delaware                  1                97,963.50                0.04
North Dakota              1                92,500.00                0.04
-------------------------------------------------------------------------------
TOTAL                 2,199          $233,501,593.88              100.00%


                               DOCUMENTATION TYPE
-------------------------------------------------------------------------------

                                                               % OF STATISTICAL
                         NUMBER OF    STATISTICAL CALCULATION    CALCULATION
DOCUMENTATION TYPE     MORTGAGE LOANS  DATE LOAN BALANCE ($)  DATE LOAN BALANCE
-------------------------------------------------------------------------------
Full Documentation        1,932         $202,902,359.93             86.90%
No Income                   164           18,017,753.43              7.72
Limited Documentation       103           12,581,480.52              5.39
-------------------------------------------------------------------------------
TOTAL                     2,199         $233,501,593.88            100.00%
-------------------------------------------------------------------------------


                          GROUP II COLLATERAL SUMMARY

Collateral statistics for the ADJUSTABLE RATE HOME EQUITY LOANS listed below are as of the STATISTICAL CALCULATION DATE.
-------------------------------------------------------------------------------
                                  GROSS MARGINS
-------------------------------------------------------------------------------
                                                               % OF STATISTICAL
RANGE OF GROSS       NUMBER OF      STATISTICAL CALCULATION     CALCULATION
MARGINS(%)          MORTGAGE LOANS   DATE LOAN BALANCE ($)    DATE LOAN BALANCE
-------------------------------------------------------------------------------
4.001  -   4.500           1               $256,259.85             0.11%
4.501  -   5.000           6              1,392,490.34             0.60
5.001  -   5.500           8              1,283,086.80             0.55
5.501  -   6.000          20              3,154,372.67             1.35
6.001  -   6.500          63              8,591,202.63             3.68
6.501  -   7.000         118             15,816,990.62             6.77
7.001  -   7.500         152             19,921,794.64             8.53
7.501  -   8.000         196             24,345,977.24            10.43
8.001  -   8.500         268             31,814,494.37            13.62
8.501  -   9.000         218             25,764,937.80            11.03
9.001  -   9.500         271             29,042,428.90            12.44
9.501  -   10.000        231             21,633,910.23             9.26
10.001 -   10.500        230             19,070,614.32             8.17
10.501 -   11.000        140             11,406,602.08             4.89
11.001 -   11.500        127              9,733,946.69             4.17
11.501 -   12.000         61              4,422,678.79             1.89
12.001 -   12.500         50              3,335,718.45             1.43
12.501 -   13.000         31              2,073,820.17             0.89
13.001 -   13.500          6                306,924.39             0.13
1      -   14.000          2                133,342.90             0.06
3.501
-------------------------------------------------------------------------------
TOTAL                  2,199           $233,501,593.88           100.00%
-------------------------------------------------------------------------------



                          GROUP II COLLATERAL SUMMARY

-------------------------------------------------------------------------------
Collateral statistics for the ADJUSTABLE RATE HOME EQUITY LOANS listed below are as of the STATISTICAL CALCULATION DATE.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                  CREDIT GRADE
-------------------------------------------------------------------------------
                                                               % OF STATISTICAL
                     NUMBER OF      STATISTICAL CALCULATION     CALCULATION
CREDIT GRADE        MORTGAGE LOANS   DATE LOAN BALANCE ($)    DATE LOAN BALANCE
-------------------------------------------------------------------------------
A+                         75            $10,014,300.03           4.29%
A-1                       647             78,560,165.33          33.64
A-2                       692             76,131,782.60          32.60
B                         385             37,009,036.40          15.85
C-1                       280             21,631,660.85           9.26
C-2                       120             10,154,648.67           4.35
-------------------------------------------------------------------------------
TOTAL                   2,199           $233,501,593.88         100.00%
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
                          NEXT INTEREST ADJUSTMENT DATE
-------------------------------------------------------------------------------
                                                               % OF STATISTICAL
NEXT INTEREST        NUMBER OF      STATISTICAL CALCULATION     CALCULATION
ADJUSTMENT DATE     MORTGAGE LOANS   DATE LOAN BALANCE ($)    DATE LOAN BALANCE
-------------------------------------------------------------------------------
March-02                  1                $82,338.25                 0.04%
April-02                  1                 36,970.88                 0.02%
June-02                  38              4,802,866.32                 2.06%
July-02                  72              6,919,839.65                 2.96%
August-02                83              7,521,377.00                 3.22%
September-02             68              6,174,029.45                 2.64%
July-03                   2                108,062.78                 0.05%
August-03                 5                663,591.04                 0.28%
September-03              5                895,634.34                 0.38%
October-03                8              1,394,282.05                 0.60%
November-03               9              1,191,273.91                 0.51%
December-03             185             20,534,626.24                 8.79%
January-04              540             61,924,274.13                26.52%
February-04             596             60,368,566.09                25.85%
March-04                380             39,382,487.28                16.87%
December-04              21              2,289,456.50                 0.98%
January-05               68              7,972,035.81                 3.41%
February-05              76              7,594,309.76                 3.25%
March-05                 41              3,645,572.40                 1.56%
-------------------------------------------------------------------------------
TOTAL                 2,199           $233,501,593.88               100.00%
-------------------------------------------------------------------------------

                          GROUP II COLLATERAL SUMMARY

-------------------------------------------------------------------------------
Collateral statistics for the ADJUSTABLE RATE HOME EQUITY LOANS listed below are as of the STATISTICAL CALCULATION DATE.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                  MAXIMUM RATES
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                                               % OF STATISTICAL
RANGE OF MAXIMUM     NUMBER OF      STATISTICAL CALCULATION     CALCULATION
RATES (%)           MORTGAGE LOANS   DATE LOAN BALANCE ($)    DATE LOAN BALANCE
-------------------------------------------------------------------------------
8.501   -  9.000             1               $97,944.20               0.04%
10.501  -  11.000            1                84,568.70               0.04
12.001  -  12.500            3               313,106.81               0.13
12.501  -  13.000            9             1,310,652.65               0.56
13.001  -  13.500           22             2,908,116.45               1.25
13.501  -  14.000           85            10,415,643.37               4.46
14.001  -  14.500           89            12,582,194.72               5.39
14.501  -  15.000          176            23,835,843.92              10.21
15.001  -  15.500          177            22,305,805.29               9.55
15.501  -  16.000          292            35,736,616.12              15.30
16.001  -  16.500          199            23,461,149.97              10.05
16.501  -  17.000          327            34,178,246.64              14.64
17.001  -  17.500          184            17,152,379.18               7.35
17.501  -  18.000          262            21,551,576.10               9.23
18.001  -  18.500          125            10,035,023.30               4.30
18.501  -  19.000          118             9,326,053.84               3.99
19.001  -  19.500           49             3,491,342.44               1.50
19.501  -  20.000           49             2,769,027.51               1.19
20.001  -  20.500           21             1,295,839.41               0.55
20.501  -  21.000            9               608,463.26               0.26
21.001  -  21.500            1                42,000.00               0.02
-------------------------------------------------------------------------------
TOTAL                    2,199          $233,501,593.88             100.00%
-------------------------------------------------------------------------------

                          GROUP II COLLATERAL SUMMARY

-------------------------------------------------------------------------------
Collateral statistics for the ADJUSTABLE RATE HOME EQUITY LOANS listed below are as of the STATISTICAL CALCULATION DATE.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                             PREPAYMENT PENALTY TERM
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                                               % OF STATISTICAL
PREPAY PENALTY       NUMBER OF      STATISTICAL CALCULATION     CALCULATION
TERM (MONTHS)       MORTGAGE LOANS   DATE LOAN BALANCE ($)    DATE LOAN BALANCE
-------------------------------------------------------------------------------
       0               572              $55,510,991.53             23.77%
       2                 3                  395,801.35              0.17
       3                 1                   61,200.00              0.03
      12                63                8,964,858.38              3.84
      24               555               72,856,235.73             31.20
      36               291               30,959,593.46             13.26
      48                 4                  472,502.24              0.20
      60               710               64,280,411.19             27.53
-------------------------------------------------------------------------------
TOTAL                2,199             $233,501,593.88            100.00%
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                            CREDIT SCORE DISTRIBUTION
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                               % OF STATISTICAL
CREDIT SCORE         NUMBER OF      STATISTICAL CALCULATION     CALCULATION
RANGE               MORTGAGE LOANS   DATE LOAN BALANCE ($)    DATE LOAN BALANCE
-------------------------------------------------------------------------------
Not Available(1)       11               $535,955.15              0.23%
400     -  400          1                 47,200.00              0.02
401     -  425          1                 56,980.43              0.02
426     -  450          3                215,544.44              0.09
451     -  475         28              1,721,234.75              0.74
476     -  500         58              4,723,136.29              2.02
501     -  525        269             26,096,641.31             11.18
526     -  550        464             47,577,048.38             20.38
551     -  575        382             41,604,572.99             17.82
576     -  600        311             34,687,056.58             14.86
601     -  625        259             29,373,962.55             12.58
626     -  650        196             20,843,693.29              8.93
651     -  675         97             10,931,501.17              4.68
676     -  700         61              8,127,340.33              3.48
701     -  725         27              3,323,714.09              1.42
726     -  750         19              2,075,046.75              0.89
751     -  775          8              1,112,430.47              0.48
776     -  800          4                448,534.91              0.19
-------------------------------------------------------------------------------
TOTAL               2,199           $233,501,593.88            100.00%
-------------------------------------------------------------------------------


--------

(1) Home Equity Loans indicated as having a credit score that is "not available" consist of Home Equity Loans where no credit score can be obtained for the related borrower.

Transaction                 All Information is Preliminary and Subject to Change
----------------------      ----------------------------------------------------

     Issuer      Centex Home Equity Loan Trust
     Series      2002-B

     Collateral  Approximately $423mm of Fixed and Adjustable Rate Home Equity
                 Mortgage Loans
                 Collateral Balance:  Group I (Fixed) :  $189,508,405
                                      Group II (ARMs) :  $233,501,594

     Servicer    Centex Home Equity Company, LLC

     Rating
     Agencies    Moody's, S&P and Fitch

Terms
--------------------------------

                                         Group I Certificates                  Group II Certificates
     Class                          MF-1         MF-2          BF          MV-1         MV-2          BV

     Rating                      Aa2/AA/AA      A2/A/A    Baa2/BBB/BBB  Aa2/AA/AA      A2/A/A        Baa2/BBB/BBB

     Amount      Class Balance:  10,423,000   9,000,000    6,160,000    17,512,000   12,843,000   11,675,000

     Coupons                    Fixed [tbd]  Fixed [tbd]  Fixed [tbd]  1mL + [tbd]  1mL + [tbd]  1mL + [tbd]

     Offered At  Spread:           [tbd]        [tbd]        [tbd]        [tbd]        [tbd]        [tbd]
                 Benchmark:      Int. Swaps   Int. Swaps   Int. Swaps  1 month LIBOR 1 month LIBOR 1 month LIBOR
                 Pricing Speed:   115% PPC     115% PPC     115% PPC     28% CPR      28% CPR      28% CPR
                 Priced:          To Call      To Call      To Call      To Call      To Call      To Call
                 Price (Approx.):  100.00       100.00       100.00       100.00       100.00       100.00


Structure
--------------------------------

     Credit Support

          1- Current excess interest (initially equal to approximately 5% and
             6% for Group I and Group II loans, respectively)
          2- Overcollateralization
          3- In the case of AA and A rated bonds, subordinated junior classes 4- Cross-collateralization - excess interest from the other group is available to build OC and reimburse realized losses

             -------------------------------------------------------------------
             Group I     Rating    Initial Target Credit Support  After Stepdown
                                        Size%       Support%     Support%
             -------------------------------------------------------------------
              Seniors  Aaa/AAA/AAA     86.50%       15.25%        30.50%
                MF-1    Aa2/AA/AA       5.50%        9.75%        19.50%
                MF-2     A2/A/A         4.75%        5.00%        10.00%
                BF     Baa2/BBB/BBB     3.25%        1.75%        3.50%
               OC (1)      UR           1.75%        0.00%        0.00%
             -------------------------------------------------------------------

             -------------------------------------------------------------------
             Group II   Rating    Initial Target Credit Support  After Stepdown
                                        Size%       Support%     Support%
             -------------------------------------------------------------------
             Seniors     Aaa/AAA/AAA     82.00%       20.00%       40.00%
               MV-1       Aa2/AA/AA      7.50%        12.50%       25.00%
               MV-2         A2/A/A       5.50%        7.00%        14.00%
                BV       Baa2/BBB/BBB    5.00%        2.00%        4.00%
              OC (1)          UR         2.00%        0.00%        0.00%
             -------------------------------------------------------------------

             1 - OC target steps down to 2x the initial target, as a pct of outstanding pool balance after the stepdown date, subject to a .50% floor

     Trigger Event:
             A TRIGGER EVENT EXISTS IF EITHER:
               - the 3 month rolling 60+ day delinquency percentage equals or exceeds 50% or 40% of the Senior Enhancment Percentage for 'Group I or Group II, respectively
               - the Cumulative Loss Pct. for each pool exceeds the loss trigger percentage as specified below:
                      Month     Group I      Group II
                         37      2.50%        3.50%
                         49      3.50%        5.50%
                         61      4.25%        7.00%
                         73      4.75%        7.75%
                 84 and later    5.25% flat   7.75% flat
                 The loss trigger percentages increase in a linear fashion between each stepup period (ie. from 2.50% to 3.50% by .0833% in each period)
               - A Trigger Event will prevent the OC from stepping down

Centex Home Equity Loan Trust, Series 2002-B    Banc of America Securities, LLC


                                  Example: Gross Default10.00%(GDR)
                                       Severity         40.00%
                                  Realized Loss          4.00%

                    Monthly Loss  Annualized
                      Timing     Loss Timing      Cum Losses
                     (% of Cum    (% of Cum      based on above
      Period           Loss)         Loss)         assumption
---------------------------------------------------------------
          1 -  12     0.22920%        2.75%         0.11%
         13 -  24     1.70830%       20.50%         0.93%
         25 -  36     3.08330%       37.00%         2.41%
         37 -  48     1.91670%       23.00%         3.33%
         49 -  60     0.83330%       10.00%         3.73%
         61 -  72     0.20830%        2.50%         3.83%
         73 -  84     0.10420%        1.25%         3.88%
         85 -  96     0.08330%        1.00%         3.92%
         97 -  108    0.06250%        0.75%         3.95%
        109 -  120    0.04170%        0.50%         3.97%
        121 -  132    0.04170%        0.50%         3.99%
        133 -  144    0.02080%        0.25%         4.00%
        145  onward   0.00000%        0.00%         4.00%
                                     100.00%

            Forward LIBOR Curves are defined as follows:
                    - Initial 1m LIBOR: 1.90%
                    - Initial 6m LIBOR: 2.18%
            Assume Initial LIBOR rate will increase in a straight line fashion as follows:
                    +300 bps from month 1 to month 18
                    +100 bps from month 19 to month 36
                    +100 bps from month 37 to month 60
                    Flat starting in month 60

                    NOTE:
                    These assumptions are purely indicative and are designed only to aid in analyzing the impact of various loss related scenarios on the offered subordinate certificates
                    The cumulative loss numbers indicated above are used as an example and are not indicative of the actual performance of the Mortgage Pool
                    Please refer to offering memorandum and documents for further information.

Centex Home Equity Loan Trust 2002-B              Banc of America Securities LLC

     Sensitivity Analysis - Class MF-1

         Scenarios                         I      II     III      IV       VI       1mLIBOR    Forward
                    Group I (% of PPC)    75%    100%    115%    150%     175%      6mLIBOR    Forward
                    Group II (% of CPR)   18%     24%     28%     36%      50%

         Extension Risk

                           Base Case                                                              Trigger Event Occurs

                Price        I       II      III     IV      V          Price         I       II     III      IV       V
              100.00000    6.663    6.643   6.631   6.608  6.580      100.00000     6.673   6.656   6.644   6.618    6.580
    To Call       WAL       7.21    5.50    4.77    3.83    3.09          WAL       8.51     6.43    5.51    4.18    3.09
                Mod Dur     5.52    4.45    3.95    3.28    2.72        Mod Dur     6.32     5.08    4.48    3.54    2.72
              FirstPrinPay 06/06    07/05   04/05   06/05  04/05      FirstPrinPay  09/10   08/08   09/07   05/06    04/05
                Maturity   09/10    08/08   09/07   05/06  04/05       Maturity     09/10   08/08   09/07   05/06    04/05
              Prin Window    52      38      30      12      1        Prin Window     1       1       1       1        1
            WAL Extension   0.0      0.0     0.0     0.0    0.0     WAL Extension    1.3     0.9     0.7     0.4      0.0

                Price        I       II      III     IV      V          Price         I       II     III      IV       V
              100.00000    6.675    6.662   6.654   6.638  6.638      100.00000     6.685   6.673   6.666   6.649    6.634
To Maturity       WAL       9.43    7.42    6.53    5.24    5.19          WAL       11.06    8.62    7.57    5.84    4.93
                Mod Dur     6.56    5.50    4.99    4.21    4.22        Mod Dur     7.61     6.38    5.78    4.70    4.08
              FirstPrinPay 06/06    07/05   04/05   06/05  08/05      FirstPrinPay  06/12   02/10   02/09   07/07    09/06
                Maturity   10/16    12/13   07/12   06/10  12/08       Maturity     03/14   07/11   06/10   07/08    07/07
              Prin Window   125      102     88      61      41       Prin Window    22       18      17      13      11
            WAL Extension   2.2      1.9     1.8     1.4    2.1     WAL Extension    3.9     3.1     2.8     2.0      1.8


         Default Risk

                                            Yield Breaks                                                       Zero Yield

                Price          I      II       III     IV       V         Price         I       II      III       IV       V
                 GDR         42.00   38.00    36.00   33.25   33.00        GDR        48.50   44.00    41.50    38.20    39.00
              100.00000       6.13   6.31     6.40    6.16     6.06     100.00000     -0.07   -0.28    -0.09     0.00    0.08
To Maturity       WAL        14.29   10.95    9.06    5.89     4.71         WAL       16.85   11.22     8.58     5.37    4.45
                Mod Dur       8.89   7.38     6.49    4.73     3.93       Mod Dur     10.58    7.82     6.39     4.44    3.81
              FirstPrinPay   07/12   10/09    08/08   12/06   04/06     FirstPrinPay  08/14   06/10    10/08    11/06    04/06
                Maturity     04/21   10/22    04/22   04/13   04/09      Maturity     11/23   11/22    05/22    08/10    07/07
              Prin Window     160     271      285     77       37      Prin Window    213     263      283       46      16
              CollLossPercent 18.9   16.8     15.7    14.3     12.9   CollLossPercent 20.2     17.9     16.8     15.1    13.5


     Loss severity is 40%.
     Recovery delay is 6 months.
     Yield Breaks and Zero Yield (DM) tables assume that a trigger event occurs.
     Prepayments do not include defaults
     Defaults occur according to the included loss timing curve and represent lifetime defaults as pct. of initial pool balance

Centex Home Equity Loan Trust 2002-B              Banc of America Securities LLC

         Sensitivity Analysis - Class MV-1

               Scenarios                    I         II         III        IV         VI          1mLIBOR    Forward
                    Group I (% of PPC)     75%       100%       115%       150%       175%         6mLIBOR    Forward
                    Group II (% of CPR)    18%        24%        28%        36%       50%

          Extension Risk

                           Base Case                                                              Trigger Event Occurs

                Price          I       II       III     IV       V         Price         I       II      III      IV       V
              100.00000      0.650    0.650    0.650   0.650   0.650     100.00000     0.650   0.650    0.650   0.650    0.650
    To Call       WAL         6.63    4.99     4.48    4.14     3.07         WAL       8.44     6.30     5.35    4.01    2.68
                Mod Dur       5.37    4.28     3.91    3.66     2.81       Mod Dur     6.51     5.21     4.56    3.56    2.48
              FirstPrinPay   08/05    06/05    08/05   01/06   07/04     FirstPrinPay  03/10   01/08    02/07   10/05    07/04
                Maturity     09/10    08/08    09/07   05/06   04/05      Maturity     09/10   08/08    09/07   05/06    03/05
              Prin Window      62      39       26       5       10      Prin Window     7       8        8       8        9
            WAL Extension     0.0      0.0      0.0     0.0     0.0    WAL Extension    1.8     1.3      0.9     -0.1    -0.4

                Price          I       II       III     IV       V         Price         I       II      III      IV       V
              100.00000      0.650    0.650    0.650   0.650   0.650     100.00000     0.650   0.650    0.650   0.650    0.650
To Maturity       WAL         7.73    5.87     5.22    5.21     4.14         WAL       8.90     6.56     5.52    4.11    2.68
                Mod Dur       5.96    4.82     4.41    4.44     3.66       Mod Dur     6.77     5.37     4.68    3.63    2.48
              FirstPrinPay   08/05    06/05    08/05   01/06   07/04     FirstPrinPay  03/10   01/08    02/07   10/05    07/04
                Maturity     06/14    11/11    09/10   12/08   06/07      Maturity     12/11   06/09    05/08   10/06    03/05
              Prin Window     107      78       62      36       36      Prin Window    22       18       16      13       9
            WAL Extension     1.1      0.9      0.7     1.1     1.1    WAL Extension    2.3     1.6      1.0     0.0     -0.4


            Default Risk

                           DM Breaks                                                               Zero DM

                Price          I      II      III     IV       V        Price         I       II      III       IV       V
                 GDR         51.90   48.70   51.20   67.30   118.80      GDR        52.60   49.70    52.20    69.20   122.00
              100.00000       0.54   0.55    0.56    0.57     0.55    100.00000     -0.04   -0.03     0.09    -0.06    -0.05
To Maturity       WAL         6.26   4.58    4.01    3.22     2.50        WAL       6.12     4.54     3.99     3.20    2.49
                Mod Dur       5.16   4.00    3.56    2.93     2.32      Mod Dur     5.08     3.97     3.55     2.92    2.32
              FirstPrinPay   01/07   03/06   10/05   03/05   06/04    FirstPrinPay  12/06   03/06    10/05    03/05    06/04
                Maturity     02/14   12/07   10/06   09/05   11/04     Maturity     05/13   09/07    09/06    08/05    11/04
              Prin Window      86     22      13       7       6      Prin Window    78       19       12       6        6
              CollLossPercent 18.9   16.8    15.7    14.3     12.9  CollLossPercent  20.2     17.9     16.8     15.1    13.5


      Loss severity is 40%.
      Recovery delay is 6 months.
      Yield Breaks and Zero Yield (DM) tables assume that a trigger event occurs.
      Prepayments do not include defaults
      Defaults occur according to the included loss timing curve and represent lifetime defaults as pct. of initial pool balance


Centex Home Equity Loan Trust 2002-B             Banc of America Securities LLC

         Sensitivity Analysis - Class MF-2

               Scenarios                    I         II         III        IV         VI         1mLIBOR    Forward
                  Group I (% of PPC)       75%       100%       115%       150%       175%        6mLIBOR    Forward
                  Group II (% of CPR)      18%        24%        28%        36%       50%

          Extension Risk

                           Base Case                                                              Trigger Event Occurs

                Price          I      II      III     IV       V           Price         I       II     III       IV       V
              100.00000      7.017   6.997   6.984   6.958   6.930       100.00000     7.028   7.010   6.998    6.970    6.930
    To Call       WAL         7.21   5.50    4.77    3.79     3.09           WAL       8.51     6.43    5.51     4.18    3.09
                Mod Dur       5.45   4.40    3.92    3.22     2.70         Mod Dur     6.23     5.02    4.44     3.51    2.70
              FirstPrinPay   06/06   07/05   04/05   05/05   04/05       FirstPrinPay  09/10   08/08   09/07    05/06    04/05
                Maturity     09/10   08/08   09/07   05/06   04/05        Maturity     09/10   08/08   09/07    05/06    04/05
              Prin Window      52     38      30      13       1         Prin Window     1       1       1        1        1
            WAL Extension     0.0     0.0     0.0     0.0     0.0      WAL Extension    1.3     0.9     0.7      0.4      0.0

                Price          I      II      III     IV       V           Price         I       II     III       IV       V
              100.00000      7.032   7.019   7.012   6.994   6.985       100.00000     7.046   7.037   7.031    7.016    7.004
To Maturity       WAL         9.81   7.81    6.91    5.47     4.92           WAL       12.92   10.19    8.98     6.99    5.90
                Mod Dur       6.58   5.59    5.10    4.28     3.96         Mod Dur     8.26     7.07    6.47     5.37    4.69
              FirstPrinPay   06/06   07/05   04/05   05/05   05/05       FirstPrinPay  03/14   07/11   06/10    07/08    07/07
                Maturity     08/17   01/15   08/13   04/11   09/09        Maturity     02/16   04/13   01/12    11/09    09/08
              Prin Window     135     115     101     72       53        Prin Window    24       22      20       17      15
            WAL Extension     2.6     2.3     2.1     1.7     1.8      WAL Extension    5.7     4.7     4.2      3.2      2.8


            Default Risk

                                            Yield Breaks                                                       Zero Yield

                 Price          I      II      III     IV       V         Price         I       II      III       IV       V
                  GDR         30.00   27.70   25.50   22.00   20.00        GDR        38.10   33.40    31.10    26.70    24.50
               100.00000       6.65   6.38    6.60    6.49     6.61     100.00000     -0.04   -0.05    -0.05     0.06    -0.06
 To Maturity       WAL        14.30   13.39   11.80   8.56     6.85         WAL       19.42   15.56    13.11     8.67    6.66
                 Mod Dur       8.84   8.38    7.66    6.17     5.25       Mod Dur     12.57    9.87     8.64     6.35    5.21
               FirstPrinPay   04/14   03/12   11/10   08/08   07/07     FirstPrinPay  07/17   03/14    04/12    01/09    08/07
                 Maturity     03/19   06/19   06/21   08/21   08/20      Maturity     03/20   03/23    09/22    08/21    04/13
               Prin Window      64     163     258     285     298      Prin Window    178     218      241      280      69
               CollLossPercent 14.5   12.9    11.7     9.8     8.2    CollLossPercent 16.5     14.1     12.9     10.8     9.1


     Loss severity is 40%.
     Recovery delay is 6 months.
     Yield Breaks and Zero Yield (DM) tables assume that a trigger event occurs.
     Prepayments do not include defaults
     Defaults occur according to the included loss timing curve and represent lifetime defaults as pct. of initial pool balance


Centex Home Equity Loan Trust 2002-B             Banc of America Securities LLC

    Sensitivity Analysis - Class MV-2

          Scenarios                    I         II         III        IV         VI                        1mLIBOR    Forward
              Group I (% of PPC)      75%       100%       115%       150%       175%                       6mLIBOR    Forward
              Group II (% of CPRt     18%        24%        28%        36%       50%

          Extension Risk

                           Base Case                                                              Trigger Event Occurs

                Price          I       II       III     IV       V          Price         I       II      III       IV      V
              100.00000      1.150    1.150    1.150   1.150   1.150      100.00000     1.150   1.150    1.150    1.150   1.150
    To Call       WAL         6.63    4.97     4.37    3.82     3.02          WAL       8.51     6.43     5.51     4.18   3.09
                Mod Dur       5.27    4.19     3.78    3.37     2.74        Mod Dur     6.42     5.20     4.60     3.64   2.80
              FirstPrinPay   08/05    05/05    06/05   08/05   12/04      FirstPrinPay  09/10   08/08    09/07    05/06   03/05
                Maturity     09/10    08/08    09/07   05/06   04/05       Maturity     09/10   08/08    09/07    05/06   04/05
              Prin Window      62      40       28      10       5        Prin Window     1       1        1        1       2
            WAL Extension     0.0      0.0      0.0     0.0     0.0     WAL Extension    1.9     1.5      1.1      0.4     0.1

                Price          I       II       III     IV       V          Price         I       II      III       IV      V
              100.00000      1.150    1.150    1.150   1.150   1.150      100.00000     1.150   1.150    1.150    1.150   1.150
To Maturity       WAL         8.00    6.04     5.29    4.53     3.44          WAL       10.49    7.91     6.74     5.09   3.40
                Mod Dur       5.95    4.83     4.37    3.87     3.06        Mod Dur     7.41     6.09     5.39     4.31   3.04
              FirstPrinPay   08/05    05/05    06/05   08/05   12/04      FirstPrinPay  12/11   06/09    05/08    10/06   03/05
                Maturity     02/15    07/12    04/11   06/09   11/07       Maturity     06/13   10/10    07/09    10/07   01/06
              Prin Window     115      87       71      47       36       Prin Window    19       17       15       13     11
            WAL Extension     1.4      1.1      0.9     0.7     0.4     WAL Extension    3.9     2.9      2.4      1.3     0.4


            Default Risk

                           DM Breaks                                                               Zero DM

                Price          I      II      III     IV       V         Price         I       II     III      IV      V
                 GDR         41.50   36.10   32.50   28.80   34.70        GDR        43.80   36.90   33.40   30.00   35.90
              100.00000       1.07   1.02    1.00    1.01     1.00     100.00000     -0.02    0.00   -0.03   -0.07   0.06
To Maturity       WAL         9.38   7.70    6.14    4.48     3.22         WAL       10.61    7.52    6.02    4.43   3.21
                Mod Dur       6.85   5.89    5.00    3.87     2.90       Mod Dur     7.45     5.82    4.94    3.85   2.90
              FirstPrinPay   08/09   09/07   01/07   02/06   02/05     FirstPrinPay  10/09   09/07   01/07   02/06   02/05
                Maturity     04/14   07/19   03/13   12/07   11/05      Maturity     09/14   07/19   08/12   08/07   10/05
              Prin Window      59     296     75      23       10      Prin Window    116     296      68      19      9
              CollLossPercent 14.5   12.9    11.7     9.8     8.2    CollLossPercent 16.5     14.1    12.9    10.8    9.1


    Loss severity is 40%.
    Recovery delay is 6 months.
    Yield Breaks and Zero Yield (DM) tables assume that a trigger event occurs.
    Prepayments do not include defaults
    Defaults occur according to the included loss timing curve and represent lifetime defaults as pct. of initial pool balance


Centex Home Equity Loan Trust 2002-B             Banc of America Securities LLC

         Sensitivity Analysis - Class BF

        Scenarios                    I         II         III        IV         VI                      1mLIBOR    Forward
             Group I (% of PPC)     75%       100%       115%       150%       175%                     6mLIBOR    Forward
             Group II (% of CPR)    18%        24%        28%        36%       50%

          Extension Risk

                           Base Case                                                              Trigger Event Occurs

                Price          I       II      III     IV        V           Price         I       II     III       IV      V
              100.00000      7.230    7.210   7.196   7.169    7.141       100.00000     7.241   7.223   7.210    7.182   7.141
    To Call       WAL         7.21    5.50    4.77    3.76      3.09           WAL       8.51     6.43    5.51     4.18   3.09
                Mod Dur       5.41    4.38    3.89    3.19      2.69         Mod Dur     6.17     4.99    4.41     3.50   2.69
              FirstPrinPay   06/06    07/05   04/05   04/05    04/05       FirstPrinPay  09/10   08/08   09/07    05/06   04/05
                Maturity     09/10    08/08   09/07   05/06    04/05        Maturity     09/10   08/08   09/07    05/06   04/05
              Prin Window      52      38      30      14        1         Prin Window     1       1       1        1       1
            WAL Extension     0.0      0.0     0.0     0.0      0.0      WAL Extension    1.3     0.9     0.7      0.4     0.0

                Price          I       II      III     IV        V           Price         I       II     III       IV      V
              100.00000      7.247    7.235   7.227   7.209    7.201       100.00000     7.265   7.257   7.252    7.240   7.230
To Maturity       WAL        10.16    8.19    7.25    5.71      5.14           WAL       14.72   11.94   10.60     8.37   7.06
                Mod Dur       6.62    5.68    5.20    4.36      4.05         Mod Dur     8.81     7.77    7.19     6.09   5.37
              FirstPrinPay   06/06    07/05   04/05   04/05    04/05       FirstPrinPay  02/16   04/13   01/12    11/09   09/08
                Maturity     09/18    12/15   06/14   02/12    06/10        Maturity     09/17   01/15   09/13    05/11   12/09
              Prin Window     148      126     111     83        63        Prin Window    20       22      21       19     16
            WAL Extension     3.0      2.7     2.5     2.0      2.1      WAL Extension    7.5     6.4     5.8      4.6     4.0


Default Risk

                                Yield Breaks                                                       Zero Yield

                 Price          I       II      III     IV      V          Price         I       II     III      IV      V
                  GDR         22.00    18.75   17.00   13.50  11.50         GDR        36.25   24.60   22.00   17.80   15.50
               100.00000       6.43    6.27    6.36    6.40    6.62      100.00000     -0.10    0.01    0.03    0.07   0.10
 To Maturity       WAL        13.02    12.89   12.74   10.88   9.04          WAL       22.17   18.30   16.02   11.84   9.53
                 Mod Dur       8.46    8.39    8.24    7.24    6.38        Mod Dur     17.40   12.25   10.29    7.97   6.77
               FirstPrinPay   02/11    01/14   01/13   08/10  04/09      FirstPrinPay  12/20   12/16   02/15   09/11   12/09
                 Maturity     06/17    07/16   02/16   08/18  02/21       Maturity     12/05   05/18   10/18   10/21   02/21
               Prin Window      77      31      51      261    277       Prin Window    137     185     207     248     269
               CollLossPercent 10.6     8.9     7.9     6.0    4.3    CollLossPercent  14.1     10.7    9.3     7.1     5.3


   Loss severity is 40%.
   Recovery delay is 6 months.
   Yield Breaks and Zero Yield (DM) tables assume that a trigger event occurs.
   Prepayments do not include defaults
   Defaults occur according to the included loss timing curve and represent lifetime defaults as pct. of initial pool balance

Centex Home Equity Loan Trust 2002-B             Banc of America Securities LLC

         Sensitivity Analysis - Class BV

           Scenarios                   I         II         III        IV         VI            1mLIBOR    Forward
                Group I (% of PPC)     75%       100%       115%       150%       175%          6mLIBOR    Forward
                Group II (% of CPR)    18%        24%        28%        36%       50%

          Extension Risk

                           Base Case                                                              Trigger Event Occurs

                Price          I      II      III     IV       V          Price         I        II     III      IV      V
              100.00000      1.850   1.850   1.850   1.850   1.850      100.00000     1.850    1.850   1.850   1.850   1.850
    To Call       WAL         6.63   4.95    4.32    3.62     2.76          WAL       8.51      6.43    5.51    4.18   3.09
                Mod Dur       5.14   4.10    3.67    3.17     2.49        Mod Dur     6.23      5.08    4.50    3.58   2.76
              FirstPrinPay   08/05   04/05   04/05   05/05   09/04      FirstPrinPay  09/10    08/08   09/07   05/06   04/05
                Maturity     09/10   08/08   09/07   05/06   04/05       Maturity     09/10    08/08   09/07   05/06   04/05
              Prin Window      62     41      30      13       8        Prin Window     1        1       1       1       1
            WAL Extension     0.0     0.0     0.0     0.0     0.0     WAL Extension    1.9      1.5     1.2     0.6     0.3

                Price          I      II      III     IV       V          Price         I        II     III      IV      V
              100.00000      1.850   1.850   1.850   1.850   1.850      100.00000     1.850    1.850   1.850   1.850   1.850
To Maturity       WAL         8.22   6.22    5.41    4.44     3.05          WAL       12.10     9.39    8.12    6.27   4.36
                Mod Dur       5.85   4.79    4.32    3.72     2.71        Mod Dur     7.81      6.66    6.03    4.98   3.71
              FirstPrinPay   08/05   04/05   04/05   05/05   09/04      FirstPrinPay  06/13    10/10   07/09   10/07   01/06
                Maturity     11/15   03/13   12/11   01/10   02/08       Maturity     03/15    06/12   03/11   04/09   04/07
              Prin Window     124     96      81      57       42       Prin Window    22        21      21      19     16
            WAL Extension     1.6     1.3     1.1     0.8     0.3     WAL Extension    5.5      4.4     3.8     2.7     1.6


            Default Risk

                           DM Breaks                                                               Zero DM

                Price          I      II      III     IV      V         Price         I       II     III      IV      V
                 GDR         30.00   25.00   22.00   16.40  10.75        GDR        34.60   28.30   24.10   17.70   12.20
              100.00000       1.66   1.57    1.52    1.60    1.74     100.00000     -0.11   -0.01   -0.04    0.04   -0.05
To Maturity       WAL        10.68   9.16    8.45    6.63    4.32         WAL       11.45   10.69    9.22    6.53   4.22
                Mod Dur       7.27   6.55    6.18    5.17    3.68       Mod Dur     7.96     7.33    6.53    5.14   3.64
              FirstPrinPay   11/09   09/09   10/08   04/07  10/05     FirstPrinPay  06/11   01/10   11/08   04/07   10/05
                Maturity     09/14   05/13   03/13   09/18  04/09      Maturity     10/15   08/13   07/13   02/14   04/08
              Prin Window      59     49      66      301     43      Prin Window    59      140     282      83     31
              CollLossPercent 10.6    8.9     7.9     6.0    4.3    CollLossPercent 14.1     10.7    9.3     7.1     5.3


    Loss severity is 40%.
    Recovery delay is 6 months.
    Yield Breaks and Zero Yield (DM) tables assume that a trigger event occurs.
    Prepayments do not include defaults
    Defaults occur according to the included loss timing curve and represent lifetime defaults as pct. of initial pool balance

CENTEX HOME EQUITY LOAN TRUST, SERIES 2002-B      BANC OF AMERICA SECURITIES LLC


                       IO SENSITIVITY TABLE (PX TO YIELD)


----------------------------------------------------------------------------------------------

                CPR        30         60           63.8          63.9      65.8        65.9
----------------------------------------------------------------------------------------------
       Px @ 5.30769       4.700      4.700        4.700          1.296     1.296      -2.603
          WAL (Yrs)       0.98       0.98         0.98           0.96      0.96        0.94
            Mod Dur       0.67       0.67         0.67           0.66      0.66        0.66
           Maturity      11/25/03  11/25/03     11/25/03       10/25/03  10/25/03    9/25/03
Pmt Window (Months)        20         20           20            19         19          18


          RUN AT PRICING ASSUMPTIONS
               PX          YIELD
          --------------------------
          5.28300          5.357
          5.28450          5.317
          5.28600          5.277
          5.28750          5.237
          5.28900          5.197
          5.29050          5.157
          5.29200          5.117
          5.29350          5.077
          5.29500          5.037
          5.29650          4.997
          5.29800          4.957
          5.29950          4.917
          5.30100          4.878
          5.30250          4.838
          5.30400          4.798
          5.30550          4.758
 PRICE    5.30769          4.700
          5.30850          4.679
          5.31000          4.639
          5.31150          4.599
          5.31300          4.560
          5.31450          4.520
          5.31600          4.480
          5.31750          4.441
          5.31900          4.401
          5.32050          4.362
          5.32200          4.322
          5.32350          4.283
          5.32500          4.243
          5.32650          4.204
          5.32800          4.164
          5.32950          4.125
          --------------------------
          WAL (YRS)        0.98
          MOD DUR          0.67